United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

690 Taylor Road, Suite 210 Gahanna, OH 43230

(Address of principal executive offices) (Zip code)

Foreside Management Services, LLC, 690 Taylor Road, Suite 210 Gahanna, OH 43230

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 247-9780 – Austin Atlantic Funds (800) 701-9502 – AAMA Funds

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

AAMA Equity Fund

Ticker: AMFEX

AAMA Income Fund

Ticker: AMFIX

Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-701-9502 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-701-9502. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

AAMA Funds
Letter To Shareholders	June 30, 2019

Dear Shareholder,

Thank you for investing in the AAMA Funds. In this report you will find the audited financial statements and management reviews for the AAMA Equity Fund and the AAMA Income Fund for the year ended June 30, 2019.

For the twelve months ended June 30, 2019, the U.S. Equity market was mixed with large cap stocks as measured by the S&P 500 Index providing a 10.42% return while small company stocks as measured by the S&P Small Cap 600 Index returned negative 4.88%. Increased stock market volatility over the last twelve months has been influenced by tariff concerns, political maneuvering, federal reserve commentary and geopolitical concerns. Looking past the daily headlines, and focusing on earnings and economic data, we find the markets boxed in between deteriorating economic and corporate profit trends and the potential positive effect of lower interest rates.

Fixed income returns over the last twelve months were bolstered by falling interest rates with the Barclays Aggregate Bond Index gaining 7.87% while shorter term bonds as measured by the 1-3 Year Treasury Index returned 4.01%. Interest rates fell across the curve as economic reports have indicated slowing global growth and central bankers have projected renewed monetary accommodation.

We appreciate your continued use of the AAMA Funds as part of your investment allocations and look forward to assisting you in meeting your long-term investment goals and objectives. As always, we encourage you to continue to work with your investment professional to implement your financial plan based upon your individual goals and objectives.

Sincerely,

Robert D. Baker	Philip A. Voelker
Co-Portfolio Managers

Past performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results. Investing involves risk, including the potential loss of principal. Allocations are subject to change.

AAMA Funds are distributed by Foreside Financial Services, LLC. Advanced Asset Management Advisors, Inc. is the investment adviser to the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. For additional information about the Funds, including fees, expenses, and risks, view our prospectus online at www.aamafunds.com or call 800-701-9502. Read the prospectus carefully before you invest or send money.

1

AAMA Funds

Management Discussion of Fund Performance

June 30, 2019 (Unaudited)

The AAMA Equity Fund returned 6.85% for the year ended June 30, 2019 which can be compared to the S&P 500 index return of 10.42%. Equity market gains were concentrated in large companies as evidenced by the 1.36% return in the S&P Midcap 400 Index and a loss of -4.88% in the S&P Small Cap 600 Index. It is also interesting to note that the equal weighted S&P 500 Index return for the year ended June 30, 2019 was 8.1%. The Fund’s relative underperformance when compared to the capitalization weighted S&P 500 Index was primarily due to four factors. First, the Fund had no direct exposure to the Utility and Real Estate sectors. These sectors were market leaders over the year. Second, the Fund had some exposure to small and mid-cap stocks. As noted, these indices underperformed the S&P 500 Index significantly for the year. (These exposures were eliminated from the portfolio during the first calendar quarter of 2019). Third, the Fund did have an average cash position of 8% for the year. Our allocation to cash contributed a neutral to positive affect on returns for the first nine months of the year but detracted from performance during the three months ended June 30 as the stock market rallied to new highs. Fourth, the S&P 500 Index is a capitalization-weighted index. The largest 25 companies represent an approximately 38% weight in the index and on average out-performed the average stock in the index. The Fund had exposure to 20 of these 25 companies but not to the same degree they are represented in the index.

On the positive side, the Fund’s stock selection added value relative to both capitalization weighted sector returns and equal weighted sector returns in 5 of the 9 sectors represented within the common stock holdings. These five sectors were Consumer Discretionary, Consumer Staples, Financials, Information Technology and Materials.

Over the last 12 months, the U.S. equity market was characterized by modestly rising prices with increased volatility. Volatility increased markedly in November/ December 2018 and equity indices lost between 13 and 20 percent in the quarter ended December, 31 2018. The AAMA Equity Fund performed well during the equity market decline with a return better than the S&P 500, S&P Midcap and S&P Small Cap indices.

The fourth quarter 2018 decline pushed many stocks to attractive valuations and we viewed this as an opportunity to deploy a significant portion of our cash position into equity holdings. The ensuing recovery in equity markets provided an opportunity to eliminate our exposure to under-performing small and mid-cap equities in the first quarter of 2019. Further market strength in the spring of 2019 pushed some of our holdings to over-valued levels. These positions were sold and the portfolio ended the period with approximately 18% in cash equivalents.

2

AAMA Funds

Management Discussion of Fund Performance

(Continued)

Corporate earnings growth has slowed recently and stock prices have become more sensitive to prospective changes in revenue and earnings growth. Stock prices have also been reacting to perceived trends in Federal Reserve policy, trade tensions and geopolitical issues. These factors have contributed to increased market volatility even though macro U.S. economic trends remain positive with low unemployment, low inflation and strong consumer sentiment. A more stable outlook for renewed earnings growth or lower stock prices will likely present additional opportunities for deployment of our cash position.

The small and mid-capitalization companies the Fund invest in may be more vulnerable to adverse business or economic events than larger, more established companies. Small and mid-capitalization companies may have limited product lines, markets and management groups.

The S&P 500 Index is an unmanaged index, generally representative of the U.S. Stock Market as a whole. The S&P MidCap 400 Index is an unmanaged index, generally representative of the mid-cap segment of the U.S. equity market. The S&P SmallCap 600 Index is an unmanaged index, generally representative of the small-cap segment of the U.S. equity market. Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

3

AAMA Funds

Management Discussion of Fund Performance

(Continued)

Comparison of the Change in Value of a $10,000 Investment in
AAMA Equity Fund versus the S&P 500® Index*

Average Annual Total Returns (for the periods ended June 30, 2019)
	1 Year	Since Inception(c)
AAMA Equity Fund(a)(b)	6.85%	9.81%
S&P 500® Index*	10.42%	12.38%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The total expense ratio as disclosed in the October 28, 2018 prospectus was 1.21%.

(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.

*	The S&P 500 Index is an unmanaged index generally representative of the U.S. Stock Market as a whole. Indexes that are unmanaged do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund and S&P 500 Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

4

AAMA Equity Fund

Schedule of Portfolio Investments
June 30, 2019

COMMON STOCKS — 45.3%	Shares	Value
AEROSPACE & DEFENSE — 1.9%
Boeing Company (The)	11,000	$4,004,110
Spirit AeroSystems Holdings, Inc. - Class A	8,900	724,193
United Technologies Corporation	13,438	1,749,627
		6,477,930
AIRLINES — 0.2%
Southwest Airlines Company	15,200	771,856

BANKS — 4.6%
Bank of America Corporation	123,800	3,590,200
BB&T Corporation	36,800	1,807,984
Commerce Bancshares, Inc.	9,765	582,580
JPMorgan Chase & Company	37,400	4,181,320
SunTrust Banks, Inc.	11,000	691,350
U.S. Bancorp	42,900	2,247,960
Zions Bancorporation	47,400	2,179,452
		15,280,846
BEVERAGES — 0.6%
PepsiCo, Inc.	16,400	2,150,532

BIOTECHNOLOGY — 0.5%
Amgen, Inc.	8,400	1,547,952

BUILDING PRODUCTS — 0.7%
Johnson Controls International plc	47,600	1,966,356
Masco Corporation	13,200	517,968
		2,484,324
COMMUNICATIONS EQUIPMENT — 1.2%
Cisco Systems, Inc.	71,600	3,918,668

CONSTRUCTION & ENGINEERING — 0.4%
Fluor Corporation	18,000	606,420
Quanta Services, Inc.	16,100	614,859
		1,221,279
CONSUMER FINANCE — 1.0%
Capital One Financial Corporation	36,500	3,312,010

5

AAMA Equity Fund

Schedule of Portfolio Investments
(Continued)

COMMON STOCKS — 45.3% (Continued)	Shares	Value
CONTAINERS & PACKAGING — 0.8%
Ball Corporation	37,000	$2,589,630

DIVERSIFIED TELECOMMUNICATION
SERVICES — 1.2%
Verizon Communications, Inc.	73,100	4,176,203

ELECTRICAL EQUIPMENT — 0.5%
Emerson Electric Company	24,400	1,627,968

ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS — 1.2%
Corning, Inc.	117,800	3,914,494

ENERGY EQUIPMENT & SERVICES — 0.8%
Schlumberger Ltd.	65,000	2,583,100

FOOD & STAPLES RETAILING — 1.5%
Kroger Company (The)	77,500	1,682,525
Walmart, Inc.	29,100	3,215,259
		4,897,784
FOOD PRODUCTS — 0.8%
Archer-Daniels-Midland Company	41,200	1,680,960
McCormick & Company, Inc.	7,300	1,131,573
		2,812,533
HEALTH CARE EQUIPMENT & SUPPLIES — 1.0%
Edwards Lifesciences Corporation (a)	9,700	1,791,978
Medtronic plc	15,100	1,470,589
		3,262,567
HEALTH CARE PROVIDERS & SERVICES — 1.9%
Humana, Inc.	8,700	2,308,110
UnitedHealth Group, Inc.	10,400	2,537,704
Universal Health Services, Inc. - Class B	12,100	1,577,719
		6,423,533
HOTELS, RESTAURANTS & LEISURE — 0.5%
Carnival Corporation	35,000	1,629,250

HOUSEHOLD DURABLES — 0.2%
Newell Brands, Inc.	50,000	771,000

6

AAMA Equity Fund

Schedule of Portfolio Investments
(Continued)

COMMON STOCKS — 45.3% (Continued)	Shares	Value
HOUSEHOLD PRODUCTS — 0.7%
Procter & Gamble Company (The)	21,900	$2,401,335

INTERACTIVE MEDIA & SERVICES — 1.1%
Alphabet, Inc. - Class A (a)	3,400	3,681,520

INTERNET & DIRECT MARKETING RETAIL — 1.4%
Amazon.com, Inc. (a)	2,400	4,544,712

IT SERVICES — 1.8%
Mastercard, Inc. - Class A	11,100	2,936,283
Visa, Inc. - Class A	17,400	3,019,770
		5,956,053
MACHINERY — 0.8%
Cummins, Inc.	10,000	1,713,400
ITT, Inc.	12,900	844,692
		2,558,092
OIL, GAS & CONSUMABLE FUELS — 2.4%
Chevron Corporation	9,000	1,119,960
Diamondback Energy, Inc.	11,000	1,198,670
Exxon Mobil Corporation	41,600	3,187,808
ONEOK, Inc.	17,000	1,169,770
Pioneer Natural Resources Company	9,000	1,384,740
		8,060,948
PHARMACEUTICALS — 2.1%
Bristol-Myers Squibb Company	50,000	2,267,500
Johnson & Johnson	16,000	2,228,480
Pfizer, Inc.	61,500	2,664,180
		7,160,160
ROAD & RAIL — 1.8%
Norfolk Southern Corporation	14,200	2,830,486
Union Pacific Corporation	19,800	3,348,378
		6,178,864
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 4.4%
Applied Materials, Inc.	93,800	4,212,558
Intel Corporation	64,300	3,078,041
QUALCOMM, Inc.	50,900	3,871,963

7

AAMA Equity Fund

Schedule of Portfolio Investments
(Continued)

COMMON STOCKS — 45.3% (Continued)	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 4.4% (Continued)
Texas Instruments, Inc.	31,700	$3,637,892
		14,800,454
SOFTWARE — 3.4%
Adobe, Inc. (a)	13,200	3,889,380
Microsoft Corporation	32,500	4,353,700
Oracle Corporation	35,000	1,993,950
Red Hat, Inc. (a)	7,000	1,314,320
		11,551,350
SPECIALTY RETAIL — 1.3%
Home Depot, Inc. (The)	17,000	3,535,490
Lowe’s Companies, Inc.	9,000	908,190
		4,443,680
TECHNOLOGY HARDWARE, STORAGE &
PERIPHERALS — 1.4%
Apple, Inc.	22,800	4,512,576

TRADING COMPANIES & DISTRIBUTORS — 0.7%
Fastenal Company	30,000	977,700
W.W. Grainger, Inc.	5,100	1,367,973
		2,345,673
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
T-Mobile US, Inc. (a)	24,300	1,801,602

TOTAL COMMON STOCKS (Cost $123,837,248)		$151,850,478

EXCHANGE-TRADED FUNDS — 36.5%	Shares	Value
iShares Core S&P 500 ETF	101,200	$29,828,700
iShares Core S&P U.S. Growth ETF	239,600	15,018,128
Schwab U.S. Large-Cap ETF	401,700	28,195,323
Vanguard Growth ETF	112,500	18,381,375
Vanguard S&P 500 ETF	115,600	31,113,740
TOTAL EXCHANGE-TRADED FUNDS
(Cost $99,374,357)		$122,537,266

8

AAMA Equity Fund

Schedule of Portfolio Investments
(Continued)

U.S. TREASURY OBLIGATIONS — 10.4%	Rate		Maturity	Principal Amount	Fair Value
U.S. Treasury Bills — 10.4%
US Treasury Bill
(Cost $34,969,341)	2.106	%(b)	07/16/19	$35,000,000	$34,969,871

MONEY MARKET FUND — 7.7%	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Treasury
Securities Portfolio - Advisory Class, 1.86% (c)
(Cost $25,870,750)	25,870,750	$25,870,750

TOTAL INVESTMENTS (Cost $284,051,696) — 99.9%		$335,228,365

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		382,291

NET ASSETS — 100.0%		$335,610,656

(a)  Non-income producing security.

(b)  Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)  The rate shown is the 7-day effective yield as of June 30, 2019.

plc - Public Liability Company

Security Allocation (Percentage of Net Assets)
Common Stocks	45.3%
Exchange-Traded Funds	36.5%
U.S. Treasury Obligations	10.4%
Cash Equivalents*	7.8%
Total	100.0%

* Includes Other Assets in Excess of Liabilities

See accompanying notes to financial statements.

9

AAMA Funds

Management Discussion of Fund Performance

June 30, 2019 (Unaudited)

The AAMA Income Fund returned 2.97% for the year ended June 30, 2019 which can be compared to the Bloomberg Barclays 1-5 Year U.S. Government/ Credit Index return of 5.34%. The Fund’s relative underperformance when compared to the benchmark was primarily due to two factors. First, the Fund had no exposure to credit risk for the year and credit instruments outperformed government bonds. Second, the Fund’s average maturity was less than the index and longer maturity bonds outperformed those with a shorter maturity.

Over the last 12 months, credit markets were driven first by rising short term interest rates in the United States for six months, then by the prospect for falling short term rates over the last six months. In January, the Federal Reserve executed an abrupt about face from tightening monetary policy to telegraphing future plans to ease. Bond yields declined across the maturity curve and across all segments of credit quality.

For the entire year, the Fund maintained a conservative position with a laddered portfolio of U.S. Government and Agency debt with an average maturity ranging between 1.5 and 2.0 years. Credit spreads ranged near historical lows over the year and except for a brief spike in late December offered little justification for exposure to credit risk on a risk-adjusted basis. Credit exposure had been eliminated from the Fund portfolio in the spring of 2018 and none was added during the last 12 months. The yield curve has not provided much incentive to extend maturities into more volatile, longer-term bonds given the relative health of the U.S. economy.

When the Fund invests in fixed income securities including corporate bonds, the value of the Fund will fluctuate with changes in interest rates. When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

10

AAMA Funds

Management Discussion of Fund Performance

(Continued)

Comparison of the Change in Value of a $10,000 Investment in AAMA Income Fund versus the Bloomberg Barclays 1-5 Year U.S. Government/Credit Index*

Average Annual Total Returns
(for the periods ended June 30, 2019)
	1 Year	Since Inception(c)
AAMA Income Fund(a)(b)	2.97%	1.30%
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index*	5.34%	2.53%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2018 prospectus was 0.94%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*	The Bloomberg Barclays 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Barclays U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund and Barclays 1-5 Year U.S. Government/Credit Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

11

AAMA Income Fund

Schedule of Portfolio Investments

June 30, 2019

U.S. GOVERNMENT AGENCIES — 5.6%	Coupon	Maturity	Principal Amount	Fair Value
FEDERAL HOME LOAN BANK — 3.5%
Federal Home Loan Bank	2.125%	02/11/20	$5,000,000	$5,002,629

FEDERAL HOME LOAN MORTGAGE CORPORATION — 2.1%
Federal Home Loan Mortgage Corporation	2.500%	04/23/20	3,000,000	3,013,130

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $7,979,493)				$8,015,759

U.S. TREASURY OBLIGATIONS — 86.7%	Coupon	Maturity	Principal Amount	Fair Value
U.S. Treasury Bills — 7.6% (a)
U.S. Treasury Bills	2.405%	07/11/19	$11,000,000	$10,994,067

U.S. Treasury Notes — 79.1%
U.S. Treasury Notes	1.625%	08/31/19	10,000,000	9,988,979
U.S. Treasury Notes	3.375%	11/15/19	7,000,000	7,031,445
U.S. Treasury Notes	1.375%	01/15/20	12,000,000	11,954,063
U.S. Treasury Notes	1.500%	05/15/20	2,000,000	1,991,094
U.S. Treasury Notes	3.500%	05/15/20	6,000,000	6,076,641
U.S. Treasury Notes	1.625%	07/31/20	10,000,000	9,965,625
U.S. Treasury Notes	1.375%	09/15/20	3,000,000	2,981,484
U.S. Treasury Notes	2.625%	11/15/20	5,000,000	5,050,781
U.S. Treasury Notes	3.625%	02/15/21	7,000,000	7,200,156
U.S. Treasury Notes	2.250%	04/30/21	10,000,000	10,082,031
U.S. Treasury Notes	2.000%	08/31/21	10,000,000	10,050,391
U.S. Treasury Notes	2.000%	11/15/21	3,000,000	3,018,750
U.S. Treasury Notes	1.875%	01/31/22	5,000,000	5,016,016
U.S. Treasury Notes	1.875%	05/31/22	5,000,000	5,020,898

12

AAMA Income Fund
Schedule of Portfolio Investments
(Continued)

U.S. TREASURY OBLIGATIONS — 86.7% (Continued)	Coupon	Maturity	Principal Amount	Fair Value
U.S. Treasury Notes — 79.1% (Continued)
U.S. Treasury Notes	1.875%	07/31/22	$2,000,000	$2,008,281
U.S. Treasury Notes	2.000%	11/30/22	10,000,000	10,087,109
U.S. Treasury Notes	2.500%	05/15/24	6,000,000	6,202,969
				113,726,713
Total U.S. Treasury Obligations
(Cost $124,075,214)				$124,720,780

MONEY MARKET FUND — 7.3%	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Advisory Class, 1.86% (b)
(Cost $10,464,715)	10,464,715	$10,464,715

TOTAL INVESTMENTS (Cost $142,519,422) — 99.6%		$143,201,254

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		626,274

NET ASSETS — 100.0%		$143,827,528

(a)  Rate shown is the annualized yield at time of purchase, not a coupon rate.

(b)  The rate shown is the 7-day effective yield as of June 30, 2019.

Security Allocation (Percentage of Net Assets)
U.S. Government Agencies	5.6%
U.S. Treasury Obligations	86.7%
Cash Equivalents*	7.7%
Total	100.0%

*	Includes Other Assets in Excess of Liabilities

See accompanying notes to financial statements.

13

AAMA Funds
Statements of Assets and Liabilities
June 30, 2019

	AAMA Equity Fund	AAMA Income Fund
ASSETS
Investments in securities:
At cost	$284,051,696	$142,519,422
At value	$335,228,365	$143,201,254
Receivable for capital shares sold	358,650	122,935
Dividends and interest receivable	425,617	665,496
TOTAL ASSETS	336,012,632	143,989,685

LIABILITIES
Payable for capital shares redeemed	84,683	64,581
Payable to Adviser	270,055	76,970
Unitary fees payable	47,238	20,606
TOTAL LIABILITIES	401,976	162,157

NET ASSETS	$335,610,656	$143,827,528

Net assets consist of:
Paid-in capital	$283,361,225	$143,403,145
Accumulated earnings	52,249,431	424,383
Net assets	$335,610,656	$143,827,528

Shares of beneficial interest outstanding (unlimited number of shares authorized)	28,181,468	5,740,157

Net asset value, offering price and redemption price per share	$11.91	$25.06

See accompanying notes to financial statements.

14

AAMA Funds
Statements of Operations
Year Ended June 30, 2019

	AAMA Equity Fund	AAMA Income Fund
INVESTMENT INCOME
Dividends	$5,629,139	$39,151
Interest	472,979	2,836,428
TOTAL INVESTMENT INCOME	6,102,118	2,875,579

EXPENSES
Investment advisory fees	3,216,354	1,067,256
Unitary fees	569,850	252,157
TOTAL EXPENSES	3,786,204	1,319,413
Less fee reductions by the Adviser	(587,024)	(315,542)
NET EXPENSES	3,199,180	1,003,871

NET INVESTMENT INCOME	2,902,938	1,871,708

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investment transactions	(247,014)	(212)
Net change in unrealized appreciation (depreciation) on investments	19,032,235	2,250,313
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	18,785,221	2,250,101

NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,688,159	$4,121,809

See accompanying notes to financial statements.

15

AAMA Equity Fund
Statements of Changes in Net Assets

	Year Ended June 30, 2019	Year Ended June 30, 2018 (a)(b)
FROM OPERATIONS
Net investment income	$2,902,938	$2,164,511
Net realized losses on investment transactions	(247,014)	(164,527)
Net change in unrealized appreciation (depreciation) on investments	19,032,235	32,144,434
Net increase in net assets from operations	21,688,159	34,144,418

DISTRIBUTIONS TO SHAREHOLDERS	(2,435,351)	(1,143,931)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	80,885,356	337,121,845
Net asset value of shares issued in reinvestment of distributions to shareholders	2,434,971	1,143,931
Payments for shares redeemed	(74,990,274)	(63,238,468)
Net increase in net assets from capital share transactions	8,330,053	275,027,308

TOTAL INCREASE IN NET ASSETS	27,582,861	308,027,795

NET ASSETS
Beginning of year	308,027,795	—
End of year	$335,610,656	$308,027,795

CAPITAL SHARE ACTIVITY
Shares sold	7,082,329	33,090,449
Shares reinvested	236,405	103,523
Shares redeemed	(6,536,847)	(5,794,391)
Net increase in shares outstanding	781,887	27,399,581
Shares outstanding, beginning of year	27,399,581	—
Shares outstanding, end of year	28,181,468	27,399,581

(a)	Inception date of the Fund was June 30, 2017. The Fund commenced operations on July 3, 2017.

(b)	The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended June 30, 2018, distributions to shareholders consisted of $1,143,931 from net investment income. As of June 30, 2018, accumulated net investment income was $1,020,580.

See accompanying notes to financial statements.

16

AAMA Income Fund
Statements of Changes in Net Assets

	Year Ended June 30, 2019	Year Ended June 30, 2018 (a)(b)
FROM OPERATIONS
Net investment income	$1,871,708	$1,402,874
Net realized losses on investment transactions	(212)	(257,237)
Net change in unrealized appreciation (depreciation) on investments	2,250,313	(1,568,481)
Net increase (decrease) in net assets from operations	4,121,809	(422,844)

DISTRIBUTIONS TO SHAREHOLDERS	(1,876,305)	(1,398,561)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	33,909,969	174,182,651
Net asset value of shares issued in reinvestment of distributions to shareholders	1,876,253	1,398,303
Payments for shares redeemed	(37,254,496)	(30,709,251)
Net increase (decrease) in net assets from capital share transactions	(1,468,274)	144,871,703

TOTAL INCREASE IN NET ASSETS	777,230	143,050,298

NET ASSETS
Beginning of year	143,050,298	—
End of year	$143,827,528	$143,050,298

CAPITAL SHARE ACTIVITY
Shares sold	1,369,663	6,979,639
Shares reinvested	75,762	56,376
Shares redeemed	(1,505,211)	(1,236,072)
Net increase (decrease) in shares outstanding	(59,786)	5,799,943
Shares outstanding, beginning of year	5,799,943	—
Shares outstanding, end of year	5,740,157	5,799,943

(a)	Inception date of the Fund was June 30, 2017. The Fund commenced operations on July 3, 2017.

(b)	The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended June 30, 2018, distributions to shareholders consisted of $1,398,561 from net investment income. As of June 30, 2018, accumulated net investment income was $4,313.

See accompanying notes to financial statements.

17

AAMA Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2019	Year Ended June 30, 2018	(a)
Net asset value at beginning of year	$11.24	$10.00
Income from investment operations:
Net investment income	0.10	0.08
Net realized and unrealized gains on investments	0.66	1.20
Total from investment operations	0.76	1.28
Less distributions from:
Net investment income	(0.09)	(0.04)
Net asset value at end of year	$11.91	$11.24
Total return (b)	6.85%	12.85	%(c)
Net assets at end of year (000’s)	$335,611	$308,028
Ratio of total expenses to average net assets (d)	1.18%	1.19	%(e)
Ratio of net expenses to average net assets (d)(f)	0.99%	0.90	%(e)
Ratio of net investment income to average net assets (f)(g)	0.90%	0.78	%(e)
Portfolio turnover rate	20%	5	%(c)

(a)	Inception date of the Fund was June 30, 2017. The Fund commenced operations on July 3, 2017.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser and administrator had not reduced fees.

(c)	Not annualized.

(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Ratio was determined after fee reductions.

(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends and distributions by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

18

AAMA Income Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2019		Year Ended June 30, 2018	(a)
Net asset value at beginning of year	$24.66		$25.00
Income (loss) from investment operations:	0.33		0.26
Net investment income
Net realized and unrealized gains (losses) on investments	0.40		(0.35)
Total from investment operations	0.73		(0.09)
Less distributions from:	(0.33)		(0.25)
Net investment income
Net asset value at end of year	$25.06		$24.66
Total return (b)	2.97%		(0.34%	)(c)
Net assets at end of year (000’s)	$143,828		$143,050
Ratio of total expenses to average net assets	0.93%		0.94%	(d)
Ratio of net expenses to average net assets (e)	0.71%	(f)	0.63%	(d)
Ratio of net investment income to average net assets (e)	1.32%		1.05%	(d)
Portfolio turnover rate	20%		6%	(c)

(a)	Inception date of the Fund was June 30, 2017. The Fund commenced operations on July 3, 2017.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser and administrator had not reduced fees.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after fee reductions.

(f)	The impact of the voluntary fee waiver by the Adviser for the year ended June 30, 2019 was 0.02%.

See accompanying notes to financial statements.

19

AAMA Funds

Notes to Financial Statements

June 30, 2019

1. Organization

AAMA Equity Fund and AAMA Income Fund (individually, a “Fund,” and, collectively, the “Funds” or “AAMA Funds”) are each a separate series of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018. Other series of the Trust are not included in this report. The inception date of the Funds was June 30, 2017. The Funds commenced operations on July 3, 2017, when they began to execute their investment objectives, which included purchasing investments.

AAMA Equity Fund’s investment objective is long-term capital appreciation.

AAMA Income Fund’s investment objective is current income with a secondary objective of preservation of capital.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncements — In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

In August 2018, FASB issued Accounting Standards Update 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

20

AAMA Funds

Notes to Financial Statements (Continued)

Securities valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Listed securities, including common stocks and exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the closing prices on the primary exchange where the securities are normally traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments in other investment companies, except ETFs, are valued at their reported net asset value (“NAV”). In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are typically valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees (the “Board”) that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost if it is determined that amortized cost approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price has become stale, or an event occurs that materially affects the furnished price) are valued by the Pricing Committee. In these cases, the Pricing Committee determines in good faith, subject to procedures adopted by the Board, the fair value of such securities (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: type of security, nature and duration of any restrictions on disposition of the security, forces that influence the market in which the security is purchased or sold, existence of merger proposals or tender offers, expectation of additional news about the company and volume and depth of public trading in similar securities of the issuer or similar companies. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities will be classified as Level 2 or Level 3 in the fair value hierarchy.

21

AAMA Funds

Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2019, by security type:

AAMA Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$151,850,478	$—	$—	$151,850,478
Exchange-Traded Funds	122,537,266	—	—	122,537,266
U.S. Treasury Obligations	—	34,969,871	—	34,969,871
Money Market Fund	25,870,750	—	—	25,870,750
Total	$300,258,494	$34,969,871	$—	$335,228,365

AAMA Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$8,015,759	$—	$8,015,759
U.S. Treasury Obligations	—	124,720,780	—	124,720,780
Money Market Fund	10,464,715	—	—	10,464,715
Total	$10,464,715	$132,736,539	$—	$143,201,254

Refer to each Fund’s Schedule of Portfolio Investments for a listing of the securities by security type and industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2019.

22

AAMA Funds

Notes to Financial Statements (Continued)

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the AAMA Equity Fund. Dividends arising from net investment income are declared and paid monthly to shareholders of the AAMA Income Fund. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by each Fund during the year ended June 30, 2019 was ordinary income in the amounts of $2,435,351 paid to the shareholders of AAMA Equity Fund and $1,876,305 paid to the shareholders of AAMA Income Fund. The tax character of distributions paid by each Fund during the year ended June 30, 2018 was ordinary income in the amounts of $1,143,931 paid to shareholders of AAMA Equity Fund and $1,398,561 paid to the shareholders of AAMA Income Fund.

Investment transactions — Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Expenses — Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23

AAMA Funds

Notes to Financial Statements (Continued)

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings as of June 30, 2019 was as follows:

	AAMA Equity Fund	AAMA Income Fund
Tax cost of portfolio investments	$284,051,731	$142,519,422
Gross unrealized appreciation	$52,777,231	$780,706
Gross unrealized depreciation	(1,600,597)	(98,874)
Net unrealized appreciation	51,176,634	681,832
Undistributed ordinary income	1,484,302	—
Captial loss carryforwards	(411,505)	(257,449)
Accumulated earnings	$52,249,431	$424,383

As of June 30, 2019, AAMA Equity Fund and AAMA Income Fund had short-term capital loss carryforwards of $411,505 and $257,449, respectively, for income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended June 30, 2019, AAMA Equity Fund reclassified $3,864, increasing paid-in capital, and AAMA Income Fund reclassified $284, decreasing paid-in capital, with respect to distributable earnings on the Statements of Assets and Liabilities. These reclassifications are due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

24

AAMA Funds

Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. Government securities, were as follows for the year ended June 30, 2019:

	AAMA Equity Fund	AAMA Income Fund
Purchase of investment securities	$58,239,923	$—
Proceeds from sales and maturities of investment securities	$92,793,608	$—

Investment transactions in long-term U.S. Government securities were as follows for the year ended June 30, 2019:

	AAMA Equity Fund	AAMA Income Fund
Purchase of U.S. Government securities	$—	$24,989,815
Proceeds from sales and maturities of U.S. Government securities	$—	$34,000,000

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Advanced Asset Management Advisors, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. AAMA Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. AAMA Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

The Adviser had entered into an Expense Limitation Agreement (“ELA”) under which it had contractually agreed, until February 28, 2019, to reduce its investment advisory fees and to reimburse other expenses to the extent necessary so that total annual operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses, and extraordinary expenses (as determined under GAAP)) did not exceed 0.90% for AAMA Equity Fund and 0.63% for AAMA Income Fund. Accordingly, during the year ended June 30, 2019, the Adviser contractually reduced its advisory fees in the amount of $587,024 and $281,188 for AAMA Equity Fund and AAMA Income Fund, respectively.

25

AAMA Funds

Notes to Financial Statements (Continued)

Additionally, during the year ended June 30, 2019, the Adviser voluntarily waived its advisory fees in the amount of $34,354 for AAMA Income Fund. These voluntary waivers are not eligible for recovery by the Adviser.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for a period of three years after the fiscal year that such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of June 30, 2019, the Adviser may seek repayment of investment advisory fee reductions totaling $1,391,721 and $692,959 from AAMA Equity Fund and AAMA Income Fund, respectively, no later than the dates as stated below:

	AAMA Equity Fund	AAMA Income Fund
June 30, 2021	$804,697	$411,771
June 30, 2022	587,024	281,188
	$1,391,721	$692,959

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC (“Foreside”) serves as the Trust’s business manager and administrator. Pursuant to the terms of a Management and Administration Agreement (the “Agreement”) between the Trust, on behalf of the Funds, and Foreside, Foreside performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to, President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust’s compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial reports and filing them with the SEC; and maintaining books and records in accordance with applicable laws and regulations.

26

AAMA Funds

Notes to Financial Statements (Continued)

Pursuant to the Agreement, Foreside pays all operating expenses of the Trust and the Funds not specifically assumed by the Trust, unless the Trust or the Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders; fees and expenses of Trustees of the Trust who are not interested persons of the Trust, as defined by the 1940 Act (“Independent Trustees”); and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust. Foreside Financial Services, LLC serves as the Funds’ principal underwriter and is an affiliate of Foreside. For the services under the Agreement and expenses assumed by Foreside, the Trust, on behalf of the Funds, pays Foreside an annual fee equal to 0.20% of the average daily net assets of the Funds up to $250,000,000 and 0.15% of the average daily net assets of the Funds greater than $250,000,000; subject, however, to an minimum fee of $777,000, effective November 1, 2018. Prior to November 1, 2018, the minimum fee was $795,000. Such expenses are disclosed on the Statements of Operations as “Unitary fees.”

OTHER SERVICE PROVIDER

Ultimus Fund Solutions, LLC (“Ultimus”) serves as the transfer agent, fund accountant and financial administrator for the Funds. The transfer agent services provided by Ultimus to the Funds include, but are not limited to (i) processing shareholder purchase and redemption requests; (ii) processing dividend payments; and (iii) maintaining shareholder account records. The administrative and fund accounting services provided by Ultimus to the Funds include (i) computing each Fund’s NAV for purposes of the sale and redemption of its shares; (ii) computing the dividends payable by each Fund; (iii) preparing certain periodic reports and statements; and (iv) maintaining the general ledger and other accounting records for the Funds.

27

AAMA Funds

Notes to Financial Statements (Continued)

PRINCIPAL HOLDER OF FUND SHARES

As of June 30, 2019, the following account holder owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
AAMA Equity Fund
TD Ameritrade, Inc. (for the benefit of its clients)	74%
AAMA Income Fund
TD Ameritrade, Inc. (for the benefit of its clients)	78%

A beneficial owner of 25% or more of each Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Investment in Other Investment Companies

The Funds may invest a significant portion of their assets in shares of one or more investment companies, including ETFs. ETFs issue their shares to authorized participants in return for a specific basket of securities. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their fair value. There are certain risks associated with investments in ETFs. Investments in ETFs are subject to the risk that the ETF’s shares may trade at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that a Fund receives less than NAV when selling an ETF) to the ETF’s NAV. Investments in ETFs are also subject to index-tracking risk because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by the indices. Certain securities comprising the index tracked by an ETF may temporarily be unavailable, which may further impede the ETF’s ability to track its applicable index or match the index’s performance. Finally, ETF shares are also subject to the risks applicable to the underlying basket of securities. As of June 30, 2019, AAMA Equity Fund had 36.5% of the value of its net assets invested in ETFs.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

28

AAMA Funds

Notes to Financial Statements (Continued)

7. Trustee Compensation

The Independent Trustees are compensated for their services to the Trust by Foreside as part of the Management and Administration Agreement. Each Independent Trustee receives an annual retainer of $14,000, and an in person meeting fee of $4,000 for Board meetings and $1,500 for committee meetings. For each telephonic meeting, the attendance fee is $1,000. Collectively, the Independent Trustees were paid $130,500 in fees during the year ended June 30, 2019 for the entire Trust. Foreside paid Trustee compensation in the amount of $65,250 on behalf of the Funds. In addition, Foreside reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

 29

AAMA Funds

Report of Independent Registered
Public Accounting Firm

To the Shareholders of AAMA Funds and

Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AAMA Equity Fund and AAMA Income Fund (the “AAMA Funds” or “Funds”), each a series of the Asset Management Fund, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

 30

AAMA Funds

Report of Independent Registered

Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2019

 31

AAMA Funds

About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2019 through June 30, 2019).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

 32

AAMA Funds

About Your Fund’s Expenses (Unaudited)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
AAMA Equity Fund
Based on Actual Fund Return	$1,000.00	$1,145.20	1.09%	$5.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.40	1.09%	$5.45

AAMA Income Fund
Based on Actual Fund Return	$1,000.00	$1,018.30	0.78%	$3.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.92	0.78%	$3.91

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 181/365 (to reflect the one-half year period).

 33

AAMA Funds

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-701-9502. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

Qualified Dividend Income – For the fiscal year ended June 30, 2019, AAMA Equity Fund and AAMA Income Fund have designated 100.00% and 0.01%, respectively, of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividends that qualify under tax law. For the fiscal year ended June 30, 2019, 100.00% and 0.01%, of ordinary income dividends paid by AAMA Equity Fund and AAMA Income Fund, respectively, qualify for the corporate dividends received deduction.

 34

AAMA Funds

Board of Trustees and Executive Officers
(Unaudited)

Listed below is basic information regarding the Trustee and executive officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-701-9502.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
David J. Gruber Year of Birth: 1963	Chairman of the Board since 2018. Trustee since 2015. Indefinite Term of Office	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	5
Carla S. Carstens Year of Birth: 1951	Trustee since 2015. Indefinite Term of Office	Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Board member and Treasurer of Athena International, 2010 to 2016; Board member and Chairman of Strategic Planning and Women and Inclusion Initiatives of Financial Executives International Chicago, 2009 to present; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017.	5
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	5

[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

 35

AAMA Funds

Board of Trustees and Executive Officers
(Unaudited) (Continued)

The following table provides information regarding each officer of the Trust.

Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2013 to present. Director, Citi Fund Services Ohio, Inc., 2007 to 2013.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

 36

AAMA Funds

Advisory Agreement Renewal for AAMA Equity
Fund and AAMA Income Fund

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAMA Equity Fund and the AAMA Income Fund (each, a “Fund” and collectively, the “Funds”), and Advanced Asset Management Advisors, Inc. (the “Adviser”), at a meeting held on May 23, 2019 (the “Meeting”). The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received a report from the Adviser in advance of the Board meeting that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); performance information for the Funds; the advisory fees for the Funds as compared to fees charged by investment advisers to comparable funds; the expense ratio of each Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser; any fall out benefits to the Adviser and its affiliates; and the Adviser’s compliance program.

In considering the renewal of the Advisory Agreement for each Fund, the Board, at the Meeting, reviewed with the Adviser the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss the materials received from the Adviser and Trust counsel. The Board applied its business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Adviser manages the Funds and knowing the relevant Fund’s investment advisory fees. In determining to renew the Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

 37

AAMA Funds

Advisory Agreement Renewal for AAMA Equity
Fund and AAMA Income Fund (Continued)

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser to the Funds, including the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board reviewed the Adviser’s portfolio management services and considered the experience and skills of the Adviser’s investment management team. The Board reviewed each Fund’s investment performance for the one-year period ended December 31, 2018 (noting that each Fund commenced operations on July 3, 2017) and compared this information to the performance of the peer universe of funds in the same Morningstar category (Large Blend for the AAMA Equity Fund and Intermediate-Term Bond for the AAMA Income Fund) and to the performance of each Fund’s respective benchmark index (S&P 500 Index for the AAMA Equity Fund and Bloomberg Barclays 1-5 Year U.S. Government Credit Index for the AAMA Income Fund). With respect to the AAMA Equity Fund, the Board noted that the Fund’s performance was in the 2nd quartile of its peer universe for the one-year period ended December 31, 2018 and that the Fund performed in line with its benchmark over the same period. With respect to the AAMA Income Fund, the Board noted that the Fund’s performance was in the 1st quartile of its peer universe for the one-year period ended December 31, 2018 and that the Fund underperformed its benchmark over the same period. The Adviser provided additional comparative performance information for each Fund to other representative Morningstar categories and other relevant broad-based indexes that was reviewed by the Board.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed each Fund’s contractual investment advisory fees and total net expense ratio. The Board received information from the Adviser, using Morningstar data, comparing each Fund’s investment advisory fees and total net expense ratio to the investment advisory fees and total net expense ratios of funds in a peer group screened from the peer universe of funds in its Morningstar category. The information provided to the Board showed that each Fund’s investment advisory fees were above the average of its applicable peer group. Although above the average of its applicable peer group, the Board concluded that the investment advisory fees for each Fund were within a reasonable range. The information provided to the Board showed that each Fund’s total net expense ratio was above the average of its applicable peer group. The Board considered the Adviser’s statements with respect to certain limitations in comparing each Fund to the funds in its peer group, including that many of the peer funds are part of larger fund complexes that may allow for more economies of scale. The Board also noted the Adviser’s intention to continue the current voluntary fee waiver of 12 basis points for the AAMA Income Fund. On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing each Fund continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser.

 38

AAMA Funds

Advisory Agreement Renewal for AAMA Equity
Fund and AAMA Income Fund (Continued)

Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Funds. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Funds were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board considered the current net assets of each Fund and concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Adviser. The Board considered whether there are any incidental benefits received by the Adviser as a result of the Adviser’s relationship with the Funds. The Board considered that the Adviser does not use brokerage of the Funds to obtain third party research and that the Adviser receives no fees from the Funds other than the investment advisory fees.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for each Fund is in the best interests of the Fund.

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Investment Advisor

Advanced Asset Management Advisors, Inc.
4995 Bradenton Avenue, Suite 210
Dublin, Ohio 43017

Business Manager and Administrator

Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Financial Administrator and Transfer and Dividend Agent

Ultimus Fund Solutions
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Distributor

Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel

Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian

MUFG Union Bank, N.A.
350 California Street
San Francisco, California 94104

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

ANNUAL REPORT
June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Austin Atlantic Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www. AMFFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-247-9780.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Austin Atlantic Funds, you can call 800-247-9780. Your election to receive reports in paper will apply to all funds held with the Austin Atlantic Funds or your financial intermediary.

2019 SHAREHOLDER LETTER

The Austin Atlantic Funds (“AAF” and each series, a “Fund”) family of no load mutual funds is pleased to present to shareholders the 2019 Annual Report for the Funds advised by Austin Atlantic Asset Management Company “Austin Atlantic”. All market returns shown in this letter are for the July 1, 2018 – June 30, 2019 time period.

The first half of the fiscal year saw a continuation of recent trends, including a normalization of interest rates through measured monetary policy tightening, a gradually strengthening economy, and geo-political uncertainty driven by trade tariffs. Initially, the financial markets ignored the Fed tightening, but finally cracked in December when the Fed increased interest rates for the fourth time in 2018. Investors woke up on Christmas Day with equities down almost 15% for the month, and the markets closed December with a monthly loss of 9%, the worst calendar month since 2009. But the financial markets already started to sense an end to higher rates; global growth was showing signs of weakness and U.S. inflation was moderating throughout the second half of 2018. The Fed affirmed the market’s suspicions, and by early 2019 the Fedspeak had gone from tightening to neutral policy. Meanwhile, the U.S. economy picked up on the global trends and began decelerating in 2019. Payroll gains are slowing, and top-line corporate revenues are weakening. Nonetheless, the equity markets appear to be betting on lower interest rates extending the decade-old economic expansion; even with the terrible December, the S&P 500 ended the 12 month period through June 2019 with positive total returns of 10.41%, very close to the historical, long-term performance of the equity markets.

And while the last fiscal year has been pretty average, the post-2008/09 credit crisis period has been excellent. Rolling ten-year returns have been in the low/mid teens for the past year, a performance not seen since the 1990’s. With inflation moderating, and the Fed looking to support the economic expansion, the major risks to the expansion appear to be geo-political. We’re hoping – because who can forecast? – that the current trade conflict does not de-volve into a trade war. The administration’s policy of brinkmanship has not yet shown any results, but the pressure is undoubtedly growing on our trading partners. But the U.S. is also under pressure to resolve these issues especially with U.S. presidential elections only 16 months away.

We’d like to thank our shareholders for agreeing with us to hire System Two Advisors as the sub-advisor to the Large Cap Equity Fund. For the past three and half years, Austin Atlantic has been using System Two’s technology and portfolio analytics to guide the investment decisions of the fund, and we have been extremely pleased with the results. While the fund has always been structured as a low volatility strategy, the System Two approach has allowed the fund to capture more of the performance upside in the market while still providing low volatility. We look forward to a long and productive relationship with System Two, and we thank all of our shareholders for allowing us to assist them with their investment needs.

Sean Kelleher

President

Austin Atlantic Asset Management Company

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

AAAMCO ULTRASHORT FINANCING FUND REVIEW
June 30, 2019

For the twelve months ending June 30, 2019, the AAAMCO Ultrashort Financing Fund outperformed its benchmark index. The Class I Shares of the Fund returned 2.53% and the Class Y shares earned 2.58% while the Bloomberg Barclays 1 Month Libor Index returned 2.41%. The Morningstar Ultrashort Bond Fund Index earned 2.80%; most of these funds have interest rate exposures of 1-3 years, while the Ultrashort Financing Fund has a duration exposure of less than one month, so their returns benefitted with interest rates declining during the period. We’re happy to say that the Fund’s actual performance and strategy rollout has been very much in line with our expectations. The Fund’s investment strategy of “repos as an asset class” remains in place and the Fund has used short term financings for the vast majority of its investments. The Fund’s yield remains higher than many of the benchmark yields along the U.S. Treasury curve. The Fund is designed to minimize capital losses while still outperforming other short term investment options, such as money market funds. It’s net asset value has been steady at $10.00 share (although it may fluctuate); for the month of June, the Fund’s annualized yield was 2.62%, 49 basis points above one month U.S. Treasury bills.

We believe this strategy has an exciting future, and thank all of our shareholders for allowing us to assist them with their investment needs. We look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

AAAMCO ULTRASHORT FINANCING FUND REVIEW
June 30, 2019

AAAMCO Ultrashort Financing Fund

Class I
Gross 0.61% Net 0.35%
Class Y
Gross 0.51% Net 0.30%

The gross expense ratios above is from the Fund’s prospectus dated October 28, 2018. Additional information pertaining to the Fund’s expense ratios as of June 30, 2019, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending June 30, 2019*

	One Year	Since Inception
AAAMCO Ultrashort Financing Fund(1)
Class I	2.53%	2.10%
Class Y	2.58%	2.15%
Bloomberg Barclays 1 Month Libor Index	2.41%	1.56%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The Bloomberg Barclays 1 Month Libor Index does not include a reduction in total return for expenses.

(1)	Inception date of the Fund was June 6, 2017.

Comparison of change in value of a hypothetical $25,000 investment for the year ended June 30

The following graph shows that an investment of $25,000 in Class I of the Fund on June 6, 2017, would have been worth $26,095 on June 30, 2019, assuming all dividends and distributions had been reinvested. A similar investment in the Bloomberg Barclays 1 Month Libor Index, over the same period, would have been worth $26,023.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Bloomberg Barclays 1 Month Libor Index is an index tracking the London Interbank Offered Rate (“LIBOR”), which is the interest rate offered by a specific group of London banks for U.S. dollar deposits with a one-month maturity. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

ULTRA SHORT MORTGAGE FUND REVIEW
June 30, 2019

For the twelve months ending June 30, 2019, the Ultra Short Mortgage Fund’s return was 0.85% as compared to the Bloomberg Barclays 6 Month T-Bill Bellwethers Index return of 2.10% and the Morningstar Ultrashort Bond Fund Index return of 2.80%. Faster than expected principal prepayments on our mortgage-backed securities positions and low interest rates relative to the expense load of the Fund contributed to most of the underperformance for the period. The Fund is highly liquid and positioned slightly shorter than it’s long term interest rate exposure.

We thank all of our shareholders for allowing us to assist them with their investment needs, and look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

ULTRA SHORT MORTGAGE FUND REVIEW
June 30, 2019

Ultra Short Mortgage Fund

Gross Expense Ratio
1.48%

The gross expense ratio above is from the Fund’s prospectus dated October 28, 2018 and supplement dated January 24, 2019. Additional information pertaining to the Fund’’s expense ratios as of June 30, 2019, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending June 30, 2019*

	One Year	Three Year	Five Year	Ten Year
Ultra Short Mortgage Fund	0.85%	–0.26%	0.01%	1.58%(1)
Bloomberg Barclays 6 Month T-Bill Bellwethers Index	2.12%	1.21%	0.70%	0.33%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The Bloomberg Barclays 6 Month T-Bill Bellwethers Index does not include a reduction in total return for expenses.

(1)

During the fiscal year ended October, 31, 2013, the Ultra Short Mortgage Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, the Ten Year return would have been lower.

Comparison of change in value of a hypothetical $10,000 investment for the years ended June 30

The following graph shows that an investment of $10,000 in the Fund on June 30, 2009, would have been worth $11,695 on June 30, 2019, assuming all dividends and distributions had been reinvested. A similar investment in the Bloomberg Barclays 6 Month T-Bill Bellwethers Index, over the same period, would have been worth $10,665.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Bloomberg Barclays 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The index represents unmanaged groups of bonds that differ from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

LARGE CAP EQUITY FUND REVIEW

June 30, 2019

For the twelve months ending June 30, 2019, the Large Cap Equity Fund lagged the market and other domestic, large cap equity funds. The Class AMF Shares of the Fund returned 7.68% (net) while the S&P 500 generated 10.42% and the Morning-star Large Blend Index earned 8.20%. This was mainly driven by stock selection in the Communication Services, Health Care, and Consumer Discretionary sectors. In the Communication Services sector, overweight positions in Facebook Inc. and The Walt Disney Co. were subpar, and the Health Care sector performance was partly due to an overweight position in Abbvie, Inc. and Bristol-Myers Squibb Co. In addition, the Fund’s underexposure to Pharmaceuticals, which had strong results over the same period, also contributed to the Fund’s under performance. Lastly the underperformance in the Consumer Discretionary sector was driven by the Consumer Services industry, with overexposure to Las Vegas Sands Corp., Carnival Corp., and Starbucks Corp. Underexposure to Amazon.com also hampered the performance of the Fund in the Consumer Discretionary sector. Overall, the Fund continues to have lower volatility than both the S&P 500 Index as well as the average domestic large cap equity fund. With market volatility increasing over the past few years, investors should carefully monitor their risk exposures across all of their investments.

The investment team is continually examining ways to improve its internal statistical multifactor models. Currently, our focus is on dynamically incorporating factors based on their shorter-term performance and correlation, among other metrics and using different modeling techniques. While many of our shareholders are long term investors that appreciate the Fund’s focus on long term, lower volatility investing, it is also clear that momentum has become a bigger factor in driving equity valuations. The investment team is continually exploring and researching investment tools to keep its investing and risk management strategies cutting edge to provide enhanced alpha to the models.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

LARGE CAP EQUITY FUND REVIEW
June 30, 2019

Large Cap Equity Fund

Gross Expense Ratio
Class AMF 1.81%
Class H 1.56%

The gross expense ratio above is from the Fund’s prospectus and supplement dated January 24, 2019. Additional information pertaining to the Fund’s expense ratios as of June 30, 2019, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending June 30, 2019*

	One Year	Three Year	Five Year	Ten Year
Class AMF(1)	7.68%	12.21%	8.35%	12.26%
Class H(2)	7.93%	12.43%	8.55%	12.46%
S&P 500	10.42%	14.19%	10.71%	14.70%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 Index does not include a reduction in total return for expenses.

(1)	Class AMF of the Fund commenced operations on June 30, 1953.
(2)	Class H of the Fund commenced operations on February 20, 2009.

Comparison of change in value of a hypothetical $10,000 investment for the years ended June 30

The following graph shows that an investment of $10,000 in Class AMF of the Fund on June 30, 2009, would have been worth $31,801 on June 30, 2019, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have been worth $39,417.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. The index differs from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

AAAMCO ULTRASHORT FINANCING FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES	12.1%
1 Mo. London Interbank Offering Rate (LIBOR)	12.1%
Freddie Mac
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor), 2.68%(1),(2)		2/25/23	$20,329,463	$20,303,686
(Floating, ICE LIBOR USD 1M + 0.34%, 0.34% Floor), 2.77%(1),(2)		8/25/24	4,758,986	4,741,154
Freddie Mac REMICS
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 6.50% Cap), 2.79%(1),(2)		1/15/35	3,422,643	3,420,088
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 6.50% Cap), 2.79%(1),(2)		4/15/38	10,237,240	10,231,272
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 6.50% Cap), 2.65%(1),(2)		9/25/46	14,197,186	14,108,473
Government National Mortgage Association
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 2.83%(1),(2)		3/20/49	16,523,816	16,565,308
				69,369,981

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
(Cost $69,417,930)				69,369,981

FIXED RATE MORTGAGE-RELATED SECURITIES	1.2%
Collateralized Mortgage Obligations	1.2%
Government National Mortgage Association 2.50%		5/20/65	6,956,890	6,947,554

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
(Cost $6,921,258)				6,947,554

	Percentage of Net Assets	Principal Amount/ Shares	Value
INVESTMENT COMPANIES	1.2%
Northern Institutional Treasury Portfolio, Premier Class, 2.22%*,(3)		6,630,251	$6,630,251
TOTAL INVESTMENT COMPANIES
(Cost $6,630,251)			6,630,251

REPURCHASE AGREEMENTS	85.9%
Amherst Pierpont Securities LLC, 2.60%, Agreement dated 06/26/19 to be repurchased at $30,015,167 on 07/3/19. (Collateralized by U.S. Government Mortgage-Backed Securities, 2.75% - 6.50%, with a value of $32,333,520, due at 07/25/23 - 07/15/49)		30,000,000	30,000,000
BCM High Income Fund, L.P., 3.05%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Pools, 5.18% - 6.58%, with a value of $38,289,464, due at 09/25/29 - 06/25/44 and cash equivalents of $4,942,154)		39,318,999	39,318,999
BCM High Income Fund, L.P., 3.35%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 6.08% - 6.33%, with a value of $5,023,741, due at 03/15/29 - 06/15/29 and cash equivalents of $648,432)		4,991,739	4,991,739
BMO Capital Markets, 2.80%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 4.83% - 7.13%, with a value of $44,144,490, due at 11/15/28 - 07/15/44 and cash equivalents of $2,057,359)		44,018,162	44,018,162

See notes to financial statements.

AAAMCO ULTRASHORT FINANCING FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2019

	Percentage of Net Assets	Principal Amount/ Shares	Value
Brean Capital, 2.68%, Agreements dated 06/25/19 and 06/28/19 to be repurchased at $46,267,115 on 07/5/19. (Collateralized by U.S. Government Mortgage-Backed Securities, 2.43% - 4.00%, with a value of $48,703,010, due at 01/03/44 - 06/20/49)		46,240,000	$46,240,000
Capstead Mortgage, 2.83%, Agreement dated 06/26/19 to be repurchased at $61,190,653 on 07/03/19. (Collateralized by U.S. Government Mortgage-Backed Securities, 4.49%, with a value of $64,605,878, due at 02/15/48)		61,157,000	61,157,000
FC Stone, 2.60%, Agreement dated 06/28/19 to be repurchased at $25,005,417 on 07/02/19. (Collateralized by U.S. Government Mortgage-Backed Securities, 4.00%, with a value of $25,603,171, due at 11/01/48)		25,000,000	25,000,000
JVB Financial, 2.65%, Agreement dated 06/25/19 to be repurchased at $50,025,764 on 07/02/19. (Collateralized by U.S. Government Mortgage-Backed Securities, 4.00%, with a value of $51,138,814, due at 10/01/47)		50,000,000	50,000,000
JVB Financial, 3.15%, Agreement dated 06/27/19 to be repurchased at $5,556,286 on 07/26/19. (Collateralized by Master Trust Series 2016-M3 Certificates, 3.88% - 5.75%, with a value of $5,901,290, due at 06/01/49 - 07/01/49)(4),(5)		5,542,222	5,542,222
JVB Financial, 3.18%, Agreement dated 05/30/19 to be repurchased at $43,774,641 on 07/01/19. (Collateralized by Master Trust Series 2018-N2 Certificates, 4.88% - 6.25%, with a value of $45,061,399, due at 12/01/48 - 06/01/49)(5)		43,651,253	43,651,253
Nathan Hale Capital, 2.70%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by U.S. Government Mortgage-Backed Securities, 2.67% - 6.05%, with a value of $6,115,489, due at 01/15/33 - 10/25/42)		5,853,000	5,853,000
Solomon Hess Opportunity Fund, 3.00%, Open repurchase agreement which the Fund can initiate, closure at any time.(Collateralized by a SBA Loans, 4.36% - 9.83%, with a value of $40,279,818, due 12/15/20 - 01/15/44 and cash equivalents of $244,316)		37,542,082	37,542,082
Stifel Nicolaus & Co., 2.70% Agreements dated 06/25/19 and 06/28/19 to be repurchased at $99,926,092 on 07/02/19. (Collateralized by U.S. Government Mortgage-Backed Securities, 2.20% - 4.50%, with a value of $105,431,285, due at 04/25/23 - 12/15/48)		99,876,580	99,876,580

TOTAL REPURCHASE AGREEMENTS
(Cost $493,191,037)			493,191,037

TOTAL INVESTMENTS
(Cost $576,160,476)	100.4%		$576,138,823

NET OTHER ASSETS (LIABILITIES)	(0.4)%		(2,015,621)

NET ASSETS	100.0%		$574,123,202

*	The rate presented is the 7-day effective yield in effect at June 30, 2019.

(1)	Variable rate security. The rate presented is the rate in effect at June 30, 2019.

(2)	ICE LIBOR is a benchmark rate produced from the average of interest rates that some of the world’s leading banks charge each other for short-term loans.

(3)	Cash collateral of $1,452,294 received has been invested in the Northern Institutional Treasury Portfolio, Premier Class as of June 30, 2019.

(4)	Illiquid security, maturity date is greater than 7 days.

(5)	The rates and maturity dates of the collateral disclosed represent those of the underlying mortgage loans which are used to securitize the Trust Certificate referenced within.

See notes to financial statements.

ULTRA SHORT MORTGAGE FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES	44.3%
1 Mo. London Interbank Offering Rate (LIBOR)	41.4%
Government National Mortgage Association (Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 7.00%Cap), 2.79%(1),(2)		3/16/42	$6,571,884	$6,579,022
12 Mo. London Interbank Offering Rate (LIBOR)	0.6%
Fannie Mae
(Floating, ICE LIBOR USD 1Y + 1.72%, 1.72% Floor, 10.23%Cap), 4.55%(1),(2)		9/1/36	84,864	89,101
6 Mo. Certificate Of Deposit Based ARMS	2.3%
Fannie Mae
(Floating, ICE LIBOR USD 6M + 1.00%, 1.00% Floor, 12.01%Cap), 3.73%(1),(2)		6/1/21	11,682	11,698
(Floating, ICE LIBOR USD 6M + 1.50%, 1.50% Floor, 10.54%Cap), 4.22%(1),(2)		12/1/24	215,947	222,182
Freddie Mac
(Floating, ICE LIBOR USD 6M + 1.89%, 9.84% Cap), 4.67%(1),(2)		1/1/26	128,383	130,945
				364,825

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
(Cost $7,029,931)				7,032,948

FIXED RATE MORTGAGE-RELATED SECURITIES	55.7%
30 Yr. Securities	6.2%
Freddie Mac
6.00%		1/1/35	905,976	990,242
Collateralized Mortgage Obligations	49.5%
Government National Mortgage Association
1.35%		6/16/37	4,804,406	4,694,164
2.50%		5/20/65	3,162,223	3,157,979
				7,852,143
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
(Cost $8,934,220)				8,842,385

See notes to financial statements.

ULTRA SHORT MORTGAGE FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2019

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	0.1%
Northern Institutional Treasury Portfolio Premier Class, 2.22%*		15,862	$15,862

TOTAL INVESTMENT COMPANIES
(Cost $15,862)			15,862

TOTAL INVESTMENTS
(Cost $15,980,013)	100.1%		$15,891,195

NET OTHER ASSETS (LIABILITIES)	(0.1)%		(11,044)
NET ASSETS	100.0%		$15,880,151

*	The rate presented is the 7-day effective yield in effect at June 30, 2019.

(1)	ICE LIBOR is a benchmark rate produced from the average of interest rates that some of the world’s leading banks charge each other for short-term loans.

(2)	Variable rate security. The rate presented is the rate in effect at June 30, 2019.

See notes to financial statements.

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.3%
Banks	2.2%
PNC Financial Services Group (The), Inc.		6,500	$892,320
Capital Goods	11.5%
Cummins, Inc.		10,000	1,713,400
Honeywell International, Inc.		5,500	960,245
Ingersoll-Rand PLC		7,689	973,966
The Boeing Co.		3,000	1,092,030
			4,739,641
Consumer Durables & Apparel	0.9%
Nike, Inc.		4,500	377,775
Consumer Services	0.9%
Carnival Corp.		8,396	390,834
Diversified Financials	4.9%
Ameriprise Financial, Inc.		2,000	290,320
Charles Schwab (The) Corp.		1,600	64,304
Discover Financial Services		12,942	1,004,170
S&P Global, Inc.		3,000	683,370
			2,042,164
Energy	5.0%
ConocoPhillips		10,000	610,000
EOG Resources, Inc.		1,500	139,740
Valero Energy Corp.		15,257	1,306,152
			2,055,892
Food & Staples Retailing	4.4%
Costco Wholesale Corp.		6,850	1,810,181
Food, Beverage & Tobacco	0.5%
Philip Morris International, Inc.		2,500	196,325
Health Care Equipment & Services	3.5%
UnitedHealth Group, Inc.		5,892	1,437,707
Household & Personal Products	1.3%
Estee Lauder Cos (The), Inc.		1,500	274,665
Procter & Gamble		2,500	274,125
			548,790
Insurance	8.3%
Aflac, Inc.		30,150	1,652,521
Progressive (The) Corp.		19,700	1,574,621
Prudential Financial, Inc.		2,188	220,988
			3,448,130
Materials	3.3%
LyondellBasell Industries NV		15,753	1,356,806
Media	1.2%
Comcast Corp.		12,000	507,360
Pharmaceuticals & Biotechnology	10.2%
AbbVie, Inc.		15,000	1,090,800
Amgen, Inc.		6,570	1,210,720
Bristol-Myers Squibb Co.		9,700	439,895
Eli Lilly & Co.		13,400	1,484,586
			4,226,001
Real Estate	2.4%
Simon Property Group, Inc.		6,137	980,447

See notes to financial statements.

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2019

	Percentage of Net Assets	Shares	Value
Retailing	6.3%
Best Buy Co., Inc.		6,000	$418,380
Dollar General Corp.		1,000	135,160
Home Depot (The), Inc.		5,176	1,076,453
Lowe’s Cos., Inc.		9,576	966,314
			2,596,307
Semiconductors & Semiconductor	5.2%
Broadcom, Inc.		5,400	1,554,444
KLA-Tencor Corp.		5,000	591,000
			2,145,444
Software & Services	16.5%
Accenture PLC		3,000	554,310
Alphabet, Inc.(a)		1,410	1,526,748
Intuit, Inc.		6,250	1,633,312
Mastercard, Inc.		5,000	1,322,650
Microsoft Corp.		13,200	1,768,272
			6,805,292
Technology Hardware & Equipment	2.2%
Cisco Systems, Inc.		6,000	328,380
NetApp, Inc.		9,500	586,150
			914,530
Telecommunication Services	2.7%
AT&T, Inc.		34,000	1,139,340
Utilities	2.9%
Edison International		11,762	792,876
Exelon Corp.		8,500	407,490
			1,200,366
TOTAL COMMON STOCKS
(Cost $30,906,059)			39,811,652

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	3.8%
Northern Institutional Treasury Portfolio Premier Class, 2.22%*		1,570,619	$1,570,619
TOTAL INVESTMENT COMPANIES
(Cost $1,570,619)			1,570,619

TOTAL INVESTMENTS
(Cost $32,476,678)	100.1%		$41,382,271

NET OTHER ASSETS (LIABILITIES)	(0.1)%		(42,156)
NET ASSETS	100.0%		$41,340,115

*	The rate presented is the 7-day effective yield in effect at June 30, 2019.

(a)	Non-income producing security.

See notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES

June 30, 2019

	AAAMCO Ultrashort Financing Fund	Ultra Short Mortgage Fund	Large Cap Equity Fund
Assets:
Investments, at cost	$82,969,439	$15,980,013	$32,476,678
Investments, at value	82,947,786	15,891,195	41,382,271
Repurchase agreements, cost equals fair value	493,191,037	—	—
Receivable for dividends and interest	676,542	28,825	23,998
Receivable for paydowns on mortgage-backed securities	—	3,228	—
Receivable for capital shares sold	—	—	3,282
Receivable from Adviser	85,628	—	3,351
Receivable from Distributor	—	1,431	—
Other receivable	746	—	—
Total Assets	576,901,739	15,924,679	41,412,902
Liabilities:
Collateral due to broker	1,452,294	—	—
Income distribution payable	1,067,308	16,912	—
Investment advisory fees payable	141,518	6,439	21,779
Distribution fees payable	557	3,578	6,985
Unitary fees payable	36,856	17,599	39,207
Capital shares redeemed payable	932	—	4,816
Payable for securities purchased	79,072	—	—
Total Liabilities	2,778,537	44,528	72,787
Net Assets	$574,123,202	$15,880,151	$41,340,115

Class I
Net assets	$6,783,951	$15,880,151	$—
Shares of common stock outstanding	678,675	2,330,741	—
Net asset value per share	$10.00	$6.81	$—

Class Y
Net assets	$567,339,251	$—	$—
Shares of common stock outstanding	56,747,129	—	—
Net asset value per share	$10.00	$—	$—

Class AMF
Net assets	$—	$—	$34,453,183
Shares of common stock outstanding	—	—	4,326,057
Net asset value per share	$—	$—	$7.96

Class H
Net assets	$—	$—	$6,886,932
Shares of common stock outstanding	—	—	868,453
Net asset value per share	$—	$—	$7.93

Net Assets
Paid in capital	$574,270,535	$20,154,032	$31,685,458
Distributable earnings / (accumulated deficit)	(147,333)	(4,273,881)	9,654,657
Net assets	$574,123,202	$15,880,151	$41,340,115

See notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2019

	AAAMCO Ultrashort Financing Fund	Ultra Short Mortgage Fund	Large Cap Equity Fund
INVESTMENT INCOME:
Interest income	$9,092,734	$670,071	$—
Dividend income	122,784	40,819	1,002,980
Dividend income from investment in affiliates	—	24,765	—
Total investment income	9,215,518	735,655	1,002,980

Operating expenses:
Investment advisory	979,671	138,874	269,142
Distribution — Class AMF Shares	—	—	87,050
Distribution — Class I Shares	7,756	77,152	—
Unitary fees	411,957	287,352	410,425
Other expenses	2,200	—	—
Total expenses before reductions	1,401,584	503,378	766,617
Expenses reduced by Investment Adviser	(713,191)	(32,590)	(23,452)
Expenses reduced by Distributor	—	(30,860)	(15,187)
Unitary Fee Waiver	(7,300)	(6,244)	(8,356)
Net expenses	681,093	433,684	719,622
Net investment income	8,534,425	301,971	283,358

REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from investment transactions	(65,802)	(391,858)	790,357
Net increase from payment by affiliates	1,674	—	—
Change in unrealized appreciation/depreciation on investments	(21,653)	282,294	1,868,721
Net realized and unrealized gains (losses) from investment activities	(85,781)	(109,564)	2,659,078
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,448,644	$192,407	$2,942,436

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	AAAMCO Ultrashort Financing Fund
	Year Ended June 30, 2019	Eight Months Ended June 30, 2018(1)		Period Ended October 31, 2017(1), (2)
Increase (decrease) in net assets:
Operations:
Net investment income	$8,534,425	$753,957		$316,545
Net realized losses from investment transactions	(65,802)	(19,274)		(9,652)
Net increase from payment by affiliates	1,674	—		12,500
Change in unrealized appreciation /depreciation on investments	(21,653)	9,980		(9,980)
Change in net assets resulting from operations	8,448,644	744,663		309,413

Distributions paid to shareholders
Class I Shareholders	(192,978)	(105,908	)(3)	(40,777	)(3)
Class Y Shareholders	(8,376,939)	(634,877	)(3)	(286,074	)(3)
Total distributions paid to shareholders	(8,569,917)	(740,785)		(326,851)

Capital Transactions:
Class I Shares:
Proceeds from sale of shares	594,501	1,258,156		9,010,000
Value of shares issued to shareholders in reinvestment of dividends	192,978	105,907		40,777
Cost of shares redeemed	(2,634,570)	(1,781,001)		—

Class Y Shares:
Proceeds from sale of shares	560,670,000	5,000,000		50,010,000
Value of shares issued to shareholders in reinvestment of dividends	874,444	634,878		286,075
Cost of shares redeemed	(45,004,110)	(5,000,000)		—
Change in net assets from capital transactions	514,693,243	217,940		59,346,852
Change in net assets	514,571,970	221,818		59,329,414

Net Assets:
Beginning of period	59,551,232	59,329,414		—
End of period	$574,123,202	$59,551,232		$59,329,414

(1)	The Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in Note G. In the Fund’s annual report to shareholders for the periods ended June 30, 2018 and October 31, 2017, accumulated undistributed net investment income was $14,169 and $999, respectively.

(2)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(3)	Distributions were paid from net investment income.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Ultra Short Mortgage Fund
	Year Ended June 30, 2019	Eight Months Ended June 30, 2018(1)		Year Ended October 31, 2017(1)
Increase (decrease) in net assets:
Operations:
Net investment income	$301,971	$354,119		$568,081
Net realized losses from investment transactions	(391,858)	(391,663)		(572,466)
Change in unrealized appreciation /depreciation on investments	282,294	(665,413)		(578,941)
Change in net assets resulting from operations	192,407	(702,957)		(583,326)

Distributions paid to shareholders	(518,730)	(748,942	)(2)	(1,780,575	)(2)

Capital Transactions:
Proceeds from sale of shares	136	—		2,000,059
Value of shares issued to shareholders in reinvestment of dividends	58,717	139,153		432,767
Cost of shares redeemed	(30,130,289)	(39,795,762)		(32,577,526)
Change in net assets from capital transactions	(30,071,436)	(39,656,609)		(30,144,700)
Change in net assets	(30,397,759)	(41,108,508)		(32,508,601)

Net Assets:
Beginning of period	46,277,910	87,386,418		119,895,019
End of period	$15,880,151	$46,277,910		$87,386,418

(1)	The Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in Note G. In the Fund’s annual report to shareholders for the period ended June 30, 2018 and year ended October 31, 2017, accumulated undistributed net investment income was $103,602 and $85,505, respectively.

(2)	Distributions were paid from net investment income.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Large Cap Equity Fund
	Year Ended June 30, 2019	Eight Months Ended June 30, 2018(1)		Year Ended October 31, 2017(1)
Increase (decrease) in net assets:
Operations:
Net investment income	$283,358	$212,197		$492,669
Net realized gains from investment transactions	790,357	4,595,624		9,094,101
Change in unrealized appreciation /depreciation on investments	1,868,721	(3,224,281)		86,114
Change in net assets resulting from operations	2,942,436	1,583,540		9,672,884

Distributions paid to shareholders
Class AMF Shareholders	(3,812,607)	(7,264,569	)(2)	(9,064,967	)(2)
Class H Shareholders	(734,296)	(1,137,655	)(2)	(1,326,030	)(2)
Total distributions paid to shareholders	(4,546,903)	(8,402,224)		(10,390,997)

Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	400,291	260,103		815,172
Value of shares issued to shareholders in reinvestment of dividends	3,404,230	6,478,073		8,349,483
Cost of shares redeemed	(3,804,462)	(5,127,919)		(5,056,728)
Class H Shares:
Proceeds from sale of shares	1,113,329	1,171,224		1,446,466
Value of shares issued to shareholders in reinvestment of dividends	13,508	22,169		23,809
Cost of shares redeemed	(333,946)	(132,899)		(541,444)
Change in net assets from capital transactions	792,950	2,670,751		5,036,758
Change in net assets	(811,517)	(4,147,933)		4,318,645

Net Assets:
Beginning of period	42,151,632	46,299,565		41,980,920
End of period	$41,340,115	$42,151,632		$46,299,565

(1)	The Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in Note G. In the Fund’s annual report to shareholders for the period ended June 30, 2018 and year ended October 31, 2017, Accumulated undistributed net investment income was $ -and $ (1), respectively.

(2)	The Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in Note G. Large Cap Equity Fund had the following distributions to shareholders for the period ended June 30, 2018 and year ended October 31, 2017:

	2018	2017
From net investment income
Class AMF Shareholders	$(223,611)	$(449,507)
Class H Shareholders	(51,270)	(82,031)
From net realized gains
Class AMF Shares	(7,040,958)	(8,615,460)
Class H Shares	(1,086,385)	(1,243,999)

See notes to financial statements.

AAAMCO ULTRASHORT FINANCING FUND — CLASS I SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

	Year Ended June 30, 2019	Eight Months Ended June 30, 2018		Period Ended October 31, 2017(1)
Net asset value, beginning of period	$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.2507	0.1260		0.0533
Net realized and unrealized gains (losses) from investments	(0.0003)	(0.0025)		0.0018	(2)
Total from investment operations	0.2504	0.1235		0.0551

Less distributions:
From net investment income	(0.2504)	(0.1235)		(0.0551)
Change in net asset value	—	—		—
Net asset value, end of period	$10.00	$10.00		$10.00
Total return	2.53%	1.24	%(3)	0.55	%(3)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$6,784	$8,632		$9,049
Ratio of net expenses to average net assets(5),(6)	0.27%	0.30	%(4)	0.34	%(4)
Ratio of net investment income to average net assets	2.48%	1.89	%(4)	1.32	%(4)
Ratio of gross expenses to average net assets(5)	0.67%	1.05	%(4)	1.05	%(4)
Portfolio turnover rate	258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	During the periods shown, certain fees were contractually and voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(6)	The impact of the voluntary waivers for the year ended June 30, 2019 was 0.09%.

See notes to financial statements.

AAAMCO ULTRASHORT FINANCING FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

	Year Ended June 30, 2019	Eight Months Ended June 30, 2018		Period Ended October 31, 2017(1)
Net asset value, beginning of period	$10.00	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.2527	0.1290		0.0553
Net realized and unrealized gains (losses) from investments	0.0028 (2)	(0.0021)		0.0018	(2)
Total from investment operations	0.2555	0.1269		0.0571

Less distributions:
From net investment income	(0.2555)	(0.1269)		(0.0571)
Change in net asset value	—	—		—
Net asset value, end of period	$10.00	$10.00		$10.00
Total return	2.58%	1.28	%(3)	0.57	%(3),(4)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$567,339	$50,919		$50,281
Ratio of net expenses to average net assets(6),(7)	0.21%	0.25	%(5)	0.29	%(5)
Ratio of net investment income to average net assets	2.63%	1.95	%(5)	1.37	%(5)
Ratio of gross expenses to average net assets(6)	0.43%	0.95	%(5)	0.96	%(5)
Portfolio turnover rate	258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	During the period ended October 31, 2017, the AAAMCO Ultrashort Financing Fund received monies from the Adviser. If these monies were not received, the return for the period would have been 0.47%.

(5)	Annualized for periods less than one year.

(6)	During the periods shown, certain fees were contractually and voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(7)	The impact of the voluntary waivers for the year ended June 30, 2019 was 0.09%.

See notes to financial statements.

ULTRA SHORT MORTGAGE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

	Year Ended	Eight Months Ended		Year Ended October 31,
	June 30, 2019	June 30, 2018		2017	2016	2015	2014
Net asset value, beginning of period	$6.86	$7.00		$7.16	$7.29	$7.36	$7.37

Income (loss) from investment operations:
Net investment income	0.9071	0.0268		0.0205	0.0439	0.0575	0.0722
Net realized and unrealized gains (losses) from investments	(0.8498)	(0.0873)		(0.0636)	(0.0603)	(0.0339)	0.0225
Total from investment operations	0.0573	(0.0605)		(0.0431)	(0.0164)	0.0236	0.0947

Less distributions:
From net investment income	(0.1073)	(0.0795)		(0.1169)	(0.1136)	(0.0936)	(0.1047)
Change in net asset value	(0.05)	(0.14)		(0.16)	(0.13)	(0.07)	(0.01)
Net asset value, end of period	$6.81	$6.86		$7.00	$7.16	$7.29	$7.36

Total return	0.85%	(0.87	)%(1)	(0.61)%	(0.22)%	0.32%	1.30%

Ratios/Supplemental data:
Net assets, end of period (000’s)	$15,880	$46,278		$87,386	$119,895	$174,378	$197,512
Ratio of net expenses to average net assets(3)	1.40%	1.10	%(2)	1.03%	0.96%	0.92%	0.80%
Ratio of net investment income to average net assets	0.98%	0.82	%(2)	0.53%	0.75%	0.85%	1.08%
Ratio of gross expenses to average net assets	1.63%	1.38	%(2)	1.30%	1.22%	1.18%	1.09%
Portfolio turnover rate	74%	32	%(1)	26%	26%	22%	3%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

LARGE CAP EQUITY FUND — CLASS AMF SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

	Year Ended	Eight Months Ended		Year Ended October 31,
	June 30, 2019	June 30, 2018		2017	2016	2015	2014
Net asset value, beginning of period	$8.39	$9.84		$10.34	$10.43	$11.37	$11.10

Income (loss) from investment operations:
Net investment income	0.05	0.04		0.11	0.12	0.13	0.13
Net realized and unrealized gains (losses) from investments	0.45	0.30		2.02	0.57	(0.20)	1.03
Total from investment operations	0.50	0.34		2.13	0.69	(0.07)	1.16

Less distributions:
From net investment income	(0.05)	(0.05)		(0.11)	(0.12)	(0.14)	(0.14)
From net realized gains	(0.88)	(1.74)		(2.52)	(0.66)	(0.73)	(0.75)
Total distributions	(0.93)	(1.79)		(2.63)	(0.78)	(0.87)	(0.89)
Change in net asset value	(0.43)	(1.45)		(0.50)	(0.09)	(0.94)	0.27
Net asset value, end of period	$7.96	$8.39		$9.84	$10.34	$10.43	$11.37
Total return	7.68%	3.41	%(1)	24.63%	7.06%	(0.87)%	10.90%

Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$34,453	$35,819		$40,104	$36,668	$39,017	$54,780
Ratio of net expenses to average net assets(3)	1.77%	1.49	%(2)	1.40%	1.32%	1.28%	1.24%
Ratio of net investment income to average net assets	0.63%	0.69	%(2)	1.09%	1.18%	1.22%	1.13%
Ratio of gross expenses to average net assets	1.89%	1.59	%(2)	1.50%	1.42%	1.38%	1.34%
Portfolio turnover rate	26%	21	%(1)	112%	76%	9%	7%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

LARGE CAP EQUITY FUND — CLASS H SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

	Year Ended	Eight Months Ended		Year Ended October 31,
	June 30, 2019	June 30, 2018		2017	2016	2015	2014
Net asset value, beginning of period	$8.36	$9.82		$10.34	$10.43	$11.36	$11.10

Income (loss) from investment operations:
Net investment income	0.07	0.05		0.12	0.15	0.14	0.13
Net realized and unrealized gains (losses) from investments	0.45	0.30		2.02	0.56	(0.19)	1.04
Total from investment operations	0.52	0.35		2.14	0.71	(0.05)	1.17

Less distributions:
From net investment income	(0.07)	(0.07)		(0.14)	(0.14)	(0.15)	(0.16)
From net realized gains	(0.88)	(1.74)		(2.52)	(0.66)	(0.73)	(0.75)
Total distributions	(0.95)	(1.81)		(2.66)	(0.80)	(0.88)	(0.91)
Change in net asset value	(0.43)	(1.46)		(0.52)	(0.09)	(0.93)	0.26
Net asset value, end of period	$7.93	$8.36		$9.82	$10.34	$10.43	$11.36
Total return	7.93%	3.54	%(1)	24.76%	7.23%	(0.62)%	10.99%

Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$6,887	$6,333		$6,196	$5,313	$6,560	$6,864
Ratio of net expenses to average net assets(3)	1.56%	1.35	%(2)	1.25%	1.16%	1.13%	1.09%
Ratio of net investment income to average net assets	0.85%	0.82	%(2)	1.24%	1.38%	1.33%	1.15%
Ratio of gross expenses to average net assets	1.64%	1.35	%(2)	1.25%	1.16%	1.13%	1.09%
Portfolio turnover rate	26%	21	%(1)	112%	76%	9%	7%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2019

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. Each fund in the Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946, “Financial Services-Investment Companies.” These financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). As of June 30, 2019, the Trust is authorized to issue an unlimited number of shares, at no par value, in three separate series: the AAAMCO Ultrashort Financing Fund, the Ultra Short Mortgage Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). The AAAMCO Ultrashort Financing Fund is authorized to issue two classes of shares: Class I Shares and Class Y Shares. Class I and Class Y Shares of the AAAMCO Ultrashort Financing Fund have the same rights and obligations except: (i) Class I Shares bear a distribution fee, while Class Y Shares do not have any distribution fee, which will cause Class I Shares to have a higher expense ratio and to pay lower dividends than those related to Class Y Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (“Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements. The AAAMCO Ultrashort Financing Fund commenced operations on June 6, 2017. The Ultra Short Mortgage Fund offers a single class of shares. The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board, will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The Funds’ prices for equity securities are generally provided by an independent third party pricing service approved by the Board as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of each Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value (“NAV”) as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds’ debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. Repurchase agreements are valued at par daily, as long as the market value of collateral is sufficient to support this valuation. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. If a pricing service is unable to provide valuations for a particular security or securities, or the Pricing Committee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Pricing Committee to fair value the security or securities.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2019

Within the fair value pricing methodology implemented by the Pricing Committee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices which may impact the prices at which the Funds can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2019:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
AAAMCO Ultrashort Financing Fund
Adjustable Rate Mortgage-Related Securities	$—	$69,369,981	$—	$69,369,981
Fixed Rate Mortgage-Related Securities	—	6,947,554	—	6,947,554
Investment Companies	6,630,251	—	—	6,630,251
Repurchase Agreements	—	493,191,037	—	493,191,037
Total Investments	6,630,251	569,508,572	—	576,138,823
Ultra Short Mortgage Fund
Adjustable Rate Mortgage-Related Securities	—	7,032,948	—	7,032,948
Fixed Rate Mortgage-Related Securities	—	8,842,385	—	8,842,385
Investment Companies	15,862	—	—	15,862
Total Investments	15,862	15,875,333	—	15,891,195
Large Cap Equity Fund
Common Stocks	39,811,652	—	—	39,811,652
Investment Companies	1,570,619	—	—	1,570,619
Total Investments	41,382,271	—	—	41,382,271

As of June 30, 2019, there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 as of June 30, 2019, based on levels assigned to securities as of June 30, 2019.

REPURCHASE AGREEMENTS

The AAAMCO Ultrashort Financing Fund and the Ultra Short Mortgage Fund may invest in obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks that may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The Funds, through the custodian or other contracted parties, receives delivery of the underlying collateral for each repurchase agreement. The Funds require the custodian or other contracted parties to take possession of all collateral for repurchase agreements. The Funds require the fair value of collateral underlying the repurchase agreement to be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement. If the counterparty defaults, and the fair value of the collateral declines, receiving fair value of the collateral by a Fund may be delayed or limited. On June, 28 2019, the AAAMCO Ultrashort Financing Fund entered into a repurchase agreement transaction with JVB Financial in the amount of $43,625,682 with a settlement date of July 1, 2019 to be repurchased at $43,744,016 on August 1, 2019. This repurchase agreement was collateralized by Master Trust Series 2018-N2 Certificates with a value of $44,619,032 on July 1, 2019. There were no repurchase agreements held by the Ultra Short Mortgage Fund as of June 30, 2019.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2019

The Funds may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition, netting arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of June 30, 2019, the AAAMCO Ultrashort Financing Fund has invested in the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral received related to those repurchase agreements.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund Name	Counterparty	Weighted Average Days to Maturity	Gross Amounts of Assets Presented In Statements of Assets and Liabilities	Financial Instruments*	Net Amount
AAAMCO Ultrashort
Financing Fund	Amherst Pierpont
	Securities LLC	3.00	$30,000,000	$(30,000,000)	$—
	BCM High Income Fund, L.P.	Open	44,310,738	(44,310,738)	—
	BMO Capital Markets	Open	44,018,162	(44,018,162)	—
	Brean Capital	5.00	46,240,000	(46,240,000)	—
	Capstead Mortgage	3.00	61,157,000	(61,157,000)	—
	FC Stone	2.00	25,000,000	(25,000,000)	—
	JVB Financial	2.90	99,193,475	(99,193,475)	—
	Nathan Hale Capital	Open	5,853,000	(5,853,000)	—
	Solomon Hess Opportunity Fund	Open	37,542,082	(37,542,082)	—
	Stifel Nicolaus & Co.	2.00	99,876,580	(99,876,580)	—
	Total		$493,191,037	$(493,191,037)	$—

*	Collateral presented is disclosed up to the fair value of the asset; therefore, collateral received may be in excess of the collateral presented.

SECURITIES PURCHASED OR SOLD ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

Each Fund may purchase or sell securities on a when-issued basis or delayed-delivery basis. With when-issued transactions, securities are bought or sold during the periods between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased or sold on a delayed-delivery basis, the price of the securities is fixed at the time of the commitment to purchase or sell is made, but settlement may take place at a future date. By the time of delivery, securities purchased or sold on a when-issued or delayed-delivery basis may be valued at less than the purchase or sell price. At the time when-issued or delayed-delivery securities are purchased or sold, a Fund must set aside funds or securities in a segregated account to pay for the purchase or as collateral for the sale. There were no securities purchased or sold on a when-issued or delayed-delivery basis held by the Funds as of June 30, 2019.

MORTGAGE-BACKED TO-BE-ANNOUNCED TRANSACTIONS

A Mortgage-Backed To-Be-Announced (“TBA”) trade represents a forward contract for the purchase or sale of single-family mortgage-related securities to be delivered on a specified future date. In a typical TBA trade, the specific pool of mortgages that will be delivered to fulfill the forward contract are unknown at the time of the trade. The parties to a TBA trade agree upon the issuer, coupon, price, product type, amount of securities and settlement date for delivery. Settlement for TBA trades is standardized to occur on one specific day each month. The mortgage-related securities that ultimately will be delivered, and the loans backing those mortgage-related securities, frequently have not been created or originated at the time of the TBA trade, even though a price for the securities is agreed to at that time.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2019

The Ultra Short Mortgage Fund and the AAAMCO Ultra-short Financing Fund may engage in TBA transactions to manage cash positions as well as to manage interest rate and prepayment risks. The Funds may engage in forward sales of TBA trades only when the Funds have identified the actual mortgage pool held in position to be delivered in fulfillment of the TBA trade obligation(specifying the pool or CUSIP number). These pools must be deliverable into the sold TBA position. There were no mortgage-backed TBA positions held in the Ultra Short Mortgage or Ultra Short Financing Fund at June 30, 2019.

DISTRIBUTIONS TO SHAREHOLDERS

AAAMCO Ultrashort Financing Fund and Ultra Short Mortgage Fund:

Distributions from net investment income are declared daily and paid monthly. Distributions from net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Distributions from net investment income are declared and paid at least quarterly. Distributions from net short-term and long-term capital gains, if any, are declared and paid annually.

For all Funds, distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends as well as the most recent fiscal year end which has yet to be filed). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MANAGEMENT ESTIMATES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

EXPENSE ALLOCATION

Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets or other reasonable basis.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized using the interest method and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Pay-down gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

B. Fees and transactions with affiliates were as follows:

FEES AND TRANSACTIONS WITH AFFILIATES

Austin Atlantic Asset Management Company “AAAMCO” serves the Funds as investment adviser (the “Adviser”). The Adviser is a wholly-owned subsidiary of Austin Atlantic Inc. “AAI”. AAI is controlled by Rodger D. Shay, Jr., President of Austin Atlantic Capital Inc. “AACI”, also a wholly-owned subsidiary of AAI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2019

The investment advisory fee rate for the AAAMCO Ultrashort Financing Fund is 0.30% of average daily net assets. The Adviser voluntarily waived $304,991 of the investment advisory fee for the year ended June 30, 2019. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under GAAP) exceed 0.30% for Class Y shares and 0.35% for Class I shares through October 28, 2019. If it becomes unnecessary for the Adviser to contractually waive fees or make reimbursements, the Adviser may recapture any of its prior contractual waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under GAAP) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The Adviser cannot terminate this agreement prior to October 28, 2019. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will also terminate automatically upon termination of the investment advisory agreement. For the year ended June 30, 2019, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Fund in the amounts of $408,200.

The Adviser has retained Treesdale Partners, LLC (the “Sub-adviser”) to perform a daily review of repurchase agreement collateral for the AAAMCO Ultrashort Financing Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

As of June 30, 2019, the AAAMCO Ultrashort Financing Fund had the following amounts (and year of expiration) subject to repayment to the Adviser:

Year Waived	Year Repayment Expires	Balance
2017	2020	$111,499
2018	2021	$189,472
2019	2022	$408,200

The investment advisory fee rate for the Ultra Short Mortgage Fund is 0.45% of the first $3 billion, 0.35% of the next $2 billion, and 0.25% of net assets in excess of $5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.35% of average daily net assets for the year ended June 30, 2019.

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.59% of average daily net assets for the year ended June 30, 2019.

Effective, June 7, 2019, the Adviser has retained System Two Advisors, L.P. (the “Sub-adviser”) to perform the daily investment of the assets of the Large Cap Equity Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Ultra Short Mortgage Fund may invest in the AAAMCO Ultrashort Financing Fund. The Fund’s Adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying AAAMCO Ultrashort Financing Fund on the Ultra Short Mortgage Fund’s investment in the AAAMCO Ultrashort Financing Fund. This fee waiver is accrued daily and settled monthly. During the fiscal year ended June 30, 2019, the Ultra Short Mortgage Fund reduced investment advisory fees for this contractual fee waiver by $3,120.

AACI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of AAI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for the AAAMCO Ultrashort Financing Fund Class I Shares is 0.10% of average daily net assets. The AAAMCO Ultrashort Financing Fund Class Y Shares do not have a distribution fee.

The distribution fee rate for the Ultra Short Mortgage Fund is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Ultra Short Mortgage Fund paid an amount equal to 0.15% of average daily net assets for the year ended June 30, 2019.

The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Large Cap Equity Fund Class AMF Shares paid an amount equal to 0.21% of average daily net assets for the year ended June 30, 2019. The Large Cap Equity Fund Class H Shares do not have a distribution fee.

There were no brokerage commissions paid to the Distributor during the year ended June 30, 2019.

BUSINESS MANAGER AND ADMINISTRATOR

The Trust has Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”), who serves as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside performs and coordinates all management and administration services for the Funds either directly or through working with the Fund’s service providers. Services provided under the Agreements by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, AntiMoney Laundering Officer, Treasurer and others as deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2019

Pursuant to the Agreement, Foreside pays all operating expenses of the Fund not specifically assumed by the Trust, unless the Trust and the Funds’ Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust or the Funds; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders unless otherwise noted; fees and expenses of trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act; and all other operating expenses not specifically assumed by the Trust or the Funds. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust or the Funds. Such expenses are disclosed on the Statements of Operations as “Unitary fees”.

For services under the Agreement and expenses assumed by Foreside, the Ultra Short Mortgage Fund and the Large Cap Equity Funds pay Foreside an annual fee of 0.35% of average daily net assets of the Funds; subject to a minimum fee of $665,000 for these Funds. The minimum fee prior to November 1, 2018 was $755,000. The AAAMCO Ultrashort Financing Fund pays Foreside an annual fee of 0.08% of average daily net assets on the first $500 million, 0.06% of average daily net assets on the next $500 million and 0.04% of average daily net assets over $1 billion; subject to a minimum fee of $326,000. The minimum fee prior to November 1, 2018 was $380,000. With respect to the Funds, Foreside has voluntarily agreed to waive a portion of its fee, which is disclosed on the Statements of Operations.

C. Transactions in shares of the Funds for the year ended June 30, 2019, and periods or year ended June 30, 2018 and October 31, 2017, were as follows:

	AAAMCO Ultrashort Financing Fund
	Year ended June 30, 2019	Eight Months Ended June 30, 2018	Period Ended October 31, 2017*
Shares Transactions Class I:
Sale of shares	59,450	125,815	901,000
Shares issued to shareholders in reinvestment of dividends	19,298	10,591	4,078
Shares redeemed	(263,457)	(178,100)	—
Net increase (decrease)	(184,709)	(41,694)	905,078
Shares outstanding
Beginning of period	863,384	905,078	—
End of period	678,675	863,384	905,078

Shares Transactions Class Y:
Sale of shares	56,067,000	500,000	5,001,000
Shares issued to shareholders in reinvestment of dividends	87,444	63,488	28,607
Shares redeemed	(4,500,410)	(500,000)	—
Net increase	51,654,034	63,488	5,029,607
Shares outstanding
Beginning of period	5,093,095	5,029,607	—
End of period	56,747,129	5,093,095	5,029,607

*	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2019

	Ultra Short Mortgage Fund
	Year ended June 30, 2019	Eight Months Ended June 30, 2018	Year ended October 31, 2017
Shares Transactions Class I:
Sale of shares	20	—	280,513
Shares issued to shareholders in reinvestment of dividends	8,597	20,092	61,151
Shares redeemed	(4,423,566)	(5,755,927)	(4,611,108)
Net decrease	(4,414,949)	(5,735,835)	(4,269,444)
Shares outstanding
Beginning of period	6,745,690	12,481,525	16,750,969
End of period	2,330,741	6,745,690	12,481,525

	Large Cap Equity Fund
	Year ended June 30, 2019	Eight Months Ended June 30, 2018	Year ended October 31, 2017
Shares Transactions Class AMF:
Sale of shares	48,729	29,094	87,663
Shares issued to shareholders in reinvestment of dividends	489,482	766,217	971,840
Shares redeemed	(483,068)	(598,423)	(530,253)
Net increase	55,143	196,888	529,250
Shares outstanding
Beginning of period	4,270,914	4,074,026	3,544,776
End of period	4,326,057	4,270,914	4,074,026

Shares Transactions Class H:
Sale of shares	149,654	138,886	166,864
Shares issued to shareholders in reinvestment of dividends	1,946	2,632	2,776
Shares redeemed	(40,979)	(14,365)	(52,891)
Net increase	110,621	127,153	116,749
Shares outstanding
Beginning of period	757,832	630,679	513,930
End of period	868,453	757,832	630,679

D. For the year ended June 30, 2019, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	AAAMCO Ultra Short Financing Fund	Ultra Short Mortgage Fund	Large Cap Equity Fund
Purchases	$—	$25,900	$10,435,200
Sales	—	2,293,263	13,485,897

For the year ended June 30, 2019, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	AAAMCO Ultra Short Financing Fund	Ultra Short Mortgage Fund	Large Cap Equity Fund
Purchases	$270,451,574	$21,082,206	$—
Sales	194,859,934	45,671,012	—

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2019

E.	INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the year ended June 30, 2019, were as follows:

	Affiliate	Value, Beginning of Year	Purchases	Sales Proceeds	Net Change In Unrealized Appreciation (Depreciation)	Net Realized Gains (Losses)	Dividend Income	Value, End of Year
Ultra Short	AAAMCO Ultrashort
Mortgage Fund	Financing Fund	$2,271,514	$21,749	$(2,293,263)	$—	$—	$24,765	$—

F.	NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework -- Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted certain provisions of ASU 2018-13 for these financial statements.

G.	NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) issued a final rule which amends certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, International Financial Reporting Standards, or changes in the information environment. The rule became effective on November 5, 2018. The Funds have complied with the amended rules for these financial statements.

H.	FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal periods ended June 30, 2019 and 2018, and October 31, 2017 for the Ultra Short Mortgage Fund and AAAMCO Ultrashort Financing Fund, were as follows:

2019	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	7,502,610	7,502,610	7,502,610
Ultra Short Mortgage Fund	572,467	572,467	572,467

2018	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	$740,785	740,785	740,785
Ultra Short Mortgage Fund	760,545	760,545	760,545

2017	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	326,851	326,851	326,851
Ultra Short Mortgage Fund	1,836,453	1,836,453	1,836,453

*	Total distributions paid differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

The tax characteristics of distributions paid to shareholders during the fiscal periods ended June 30, 2019 and 2018, and October 31, 2017, for the Large Cap Equity Fund were as follows:

	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Total Distributions Paid
2019
Large Cap Equity Fund	$281,468	$4,265,435	$4,546,903	$4,546,903
2018
Large Cap Equity Fund	$1,920,081	$6,482,143	$8,402,224	$8,402,224
2017
Large Cap Equity Fund	$1,333,244	$9,057,753	$10,390,997	$10,390,997

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2019

At June 30, 2019, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciaiton	Tax Unrealized (Depreciation)	Net Unrealized Appreciaiton (Depreciation)
AAAMCO Ultrashort Financing Fund	$619,786,158	$38,635	$(60,288)	$(21,653)
UltraShort Mortgage Fund	15,980,013	22,033	(110,851)	(88,818)
Large Cap Equity Fund	32,476,678	9,445,567	(539,974)	8,905,593

As of June 30, 2019, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Accumulated Deficit)
AAAMCO Ultrashort Financing Fund	$1,052,073	$—	$1,052,073	$(1,067,307)	$(110,446)	$(21,653)	$(147,333)
Ultra Short Mortgage Fund	89,468	—	89,468	(16,912)	(4,257,619)	(88,818)	(4,273,881)
Large Cap Equity Fund	—	749,064	749,064	—	—	8,905,593	9,654,657

The tax character of current year distributions paid and the tax basis of the current components of distributable earnings/(accumulated deficit) and any net capital loss carryforwards will be determined at end of the current tax year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight year limit on the use of capital loss carry-forwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended October 31, 2012, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended October 31, 2012, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012, without an expiration date have been utilized. As a result, pre-enactment capital loss carry-forwards may be more likely to expire unused. Additionally, post-enactment capital loss carry-forwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carry-forwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the tax year ended June 30, 2019, Ultra Short Mortgage Fund had net capital loss carry-forward amounts that expired of $2,013,187.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Fund	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
AAAMCO Ultrashort Financing Fund	$110,446	$—
Ultra Short Morgage Fund	1,015,809	3,241,810

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

NOTES TO FINANCIAL STATEMENTS (concluded)
June 30, 2019

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to tax equalization, expiration of capital loss carry-forwards and changes in tax characterization. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At June 30, 2019, the following reclassifications were recorded:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid in Capital
Ultra Short Mortgage Fund	$2,013,187	$(2,013,187)
Large Cap Equity Fund	(38,413)	38,413

I.	SPECIAL MEETING OF SHAREHOLDERS OF THE AUSTIN ATLANTIC LARGE CAP EQUITY FUND

A Special Meeting of Shareholders of the Austin Atlantic Large Cap Equity Fund was held on June 7, 2019 for the purpose of voting to approve a new investment sub-advisory agreement between AAAMCO and System Two Advisors, L.P. At the meeting, the proposal set forth in the shareholder proxy statement was approved. The voting results for the proposal were as follows:

Fund	Shares Voted	% of Total	SharesVoted For	%Voted For
AMF Large Cap Equity Fund	2,688,864	51.55%	2,577,087	95.84%

J.	SUBSEQUENT EVENTS

The Funds have evaluated events from June 30, 2019, through the date that these financial statements were issued. There are no subsequent events to report that would have a material impact on the Funds’ financial statements.

K.	BENEFICIAL SHARE TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, the following entities owned of record 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Fund	Record Owner	% Ownership
AAAMCO Ultra Short Financing Fund	Bethpage Federal Credit Union	86.4%
Ultra Short Mortgage Fund	LPL Financial Services A	45.7%

L.	CONCENTRATION OF OWNERSHIP

A significant portion of the AAAMCO Ultrashort Financing Fund’s and Ultra Short Mortgage Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategy.

M.	TRUSTEE COMPENSATION

The Independent Trustees are compensated for their services to the Trust by Foreside as part of the Management and Administration Agreement. Each Independent Trustee receives an annual retainer of $14,000, and an in person meeting fee of $4,000 for Board meetings and $1,500 for committee meetings. For each telephonic meeting, the attendance fee is $1,000. Collectively, the Independent Trustees were paid $130,500 in fees during the year ended June 30, 2019 for the entire Trust. Foreside paid Trustee compensation in the amount of $65,250 on behalf of the Funds. In addition, Foreside reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Austin Atlantic Funds and

Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AAAMCO Ultrashort Financing Fund, Ultra Short Mortgage Fund, and Large Cap Equity Fund (the “Funds”), each a series of Asset Management Fund, as of June 30, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the three periods in the period then ended, including the related notes, for AAAMCO Ultrashort Financing Fund, and the related statements of operations for year then ended, the statements of changes in net assets for each of the three periods in the period then ended, including the related notes, and the financial highlights for each of the six periods in the period then ended for Ultra Short Mortgage Fund and Large Cap Equity Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2019

ADDITIONAL INFORMATION
June 30, 2019 (Unaudited)

Other Federal Income Tax Information

For the fiscal year ended June 30, 2019, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019, Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2019, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the fiscal year ended June 30, 2019, the following Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, Large Cap Equity designates $749,064 as a long-term capital gain for June 30, 2019.

In addition to the long term capital gain distributions, during 2019 the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long term capital gains of $38,413.

ADDITIONAL INFORMATION (continued)
June 30, 2019 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Age and Address[1]	Position(s) Held with Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolios in Trust Overseen
Independent Trustees
David J. Gruber Year of Birth: 1963	Chairman of the Board since 2018. Trustee since 2015. Indefinite Term of Office.	Director of Risk Advisory Services for Hol-brook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015. Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	5

Carla S. Carstens Year of Birth:1951	Trustee since 2015. Indefinite Term of Office.	Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Board member and Treasurer of Athena International, 2010 to 2016; Board member and Chairman of Strategic Planning and Women and Inclusion Initiatives of Financial Executives International Chicago, 2009 to present; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation 2015 to 2017.	5

James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	5

[1]	The mailing address of each Interested Trustee and Officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-247-9780.

ADDITIONAL INFORMATION (continued)
June 30, 2019 (Unaudited)

Trustees and Officers of Asset Management Fund (continued)
Name, Age and Address[1]	Position(s) Held with Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolios in Trust Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (Formerly Beacon Hill Fund Services, Inc.), 2013 to present. Director, Citi Fund Services Ohio, Inc., 2007 to 2013.	N/A

Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services,Inc.), 2008 to present.	N/A

Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018	N/A

Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

[1]	The mailing address of each Interested Trustee and Officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-247-9780.

ADDITIONAL INFORMATION (continued)
June 30, 2019 (Unaudited)

A. SECURITY ALLOCATION

AAAMCO ULTRASHORT FINANCING FUND

Security Allocation	Percentage of Net Assets
Assets:
Repurchase Agreements	93.5%
Mortgage-Related Securities	13.3
Investment Companies	1.1
Total	107.9%

ULTRA SHORT MORTGAGE FUND

Security Allocation	Percentage of Net Assets
Assets:
Adjustable Rate Mortgage-Related Securities	44.3%
Fixed Rate Mortgage-Related Securities	55.7
Investment Companies	0.1
Total	100.1%

LARGE CAP EQUITY FUND

Security Allocation	Percentage of Net Assets
Assets:
Common Stocks	96.3%
Investment Companies	3.8
Total	100.1%

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expense Paid During Period* 1/1/19 – 6/30/19	Expense Ratio During Period** 1/1/19 – 6/30/19
AAAMCO Ultrashort Financing Fund - Class I	$1,000.00	1,013.00	1.25	0.25%
AAAMCO Ultrashort Financing Fund - Class Y	1,000.00	1,013.30	1.00	0.20%
Ultra Short Mortgage Fund	1,000.00	1,005.00	7.31	1.47%
Large Cap Equity Fund - Class AMF	1,000.00	1,146.90	9.63	1.81%
Large Cap Equity Fund - Class H	1,000.00	1,148.90	8.31	1.56%
*	Expenses are equal to the Funds’ annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (365)
**	Annualized.

ADDITIONAL INFORMATION (continued)
June 30, 2019 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expense Paid During Period* 1/1/19 – 6/30/19	Expense Ratio During Period** 1/1/19 – 6/30/19
AAAMCO Ultrashort Financing Fund - Class I	$1,000.00	1,023.55	1.25	0.25%
AAAMCO Ultrashort Financing Fund - Class Y	1,000.00	1,023.80	1.00	0.20%
Ultra Short Mortgage Fund	1,000.00	1,017.50	7.35	1.47%
Large Cap Equity Fund - Class AMF	1,000.00	1,015.82	9.05	1.81%
Large Cap Equity Fund - Class H	1,000.00	1,017.06	7.80	1.56%
*	Expenses are equal to the Funds’ annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (365)
**	Annualized.

C. ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT RENEWAL FOR AAAMCO ULTRASHORT FINANCING FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAAMCO Ultrashort Financing Fund (the “Fund”), and Austin Atlantic Asset Management Co. (the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser and Treesdale Partners, LLC (the “Sub-Adviser”), at a meeting held on February 27, 2019 (the “Meeting”). The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Agreements, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received separate reports from the Adviser and the Sub-Adviser in advance of the Board meeting that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); performance information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisers to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall out benefits to the Adviser and its affiliates and to the Sub-Adviser; and the Adviser’s and the Sub-Adviser’s compliance programs.

In considering renewal of the Agreements for the Fund, the Board, at the Meeting, reviewed with the Adviser and the Sub-Adviser the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, the Sub-Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Agreements continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board, in its judgment, had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Adviser 39 and the Sub-Adviser manage the Fund and knowing the Fund’s investment advisory fees. In determining to renew the Agreements for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

ADDITIONAL INFORMATION (continued)

June 30, 2019 (Unaudited)

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser and the Sub-Adviser to the Fund under the Agreements. With respect to the Advisory Agreement, the Board noted that the Adviser is responsible for managing the Fund’s investments, which is done through its portfolio management team and the Adviser’s Credit Committee. The Board reviewed the experience and skills of the Adviser’s portfolio management team. The Board considered the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board additionally considered the oversight provided by the Adviser with respect to valuation of portfolio securities. With respect to the Sub-Advisory Agreement, the Board noted that the Sub-Adviser is primarily focused on developing and implementing quantitative analytics for overseeing the risk management of the Fund’s investment exposures. The Board considered the background and experience of the personnel at the Sub-Adviser that provide the services under the Sub-Advisory Agreement.

The Board reviewed the Fund’s investment performance for the one-year period ended December 31, 2018, noting that the Fund’s inception date was June 6, 2017, and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark based on information and data provided by Foreside. The Board considered whether investment results were consistent with the Fund’s investment objective and policies and noted that the Fund limits its investments and investment techniques in order to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations while the peer universe of funds for the most part is not subject to such limitations. The Board noted that the Fund’s performance was in the 1st quartile of its peer universe for the one-year period ended December 31, 2018 and that the Fund outperformed its benchmark during the same period. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Adviser and the Sub-Adviser under the Agreements have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fees, sub-advisory fees and total net expense ratios. The Board considered that the sub-advisory fees are paid by the Adviser from its investment advisory fee. The Board received information, based upon Morningstar data comparing the Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were above the average and the median of the peer group, but within a reasonable range. The Board also considered that the Adviser has contractually agreed through October 28, 2019 to limit total Fund operating expenses, including waiving advisory fees, if necessary, and that, with the effect of the expense limitation, the Fund’s investment advisory fees were below the average and the median of the peer group and the Fund’s total net expense ratio (Class I shares) was lower than the average and at the median of the peer group. On the basis of all the information provided, the Board concluded that the investment advisory fees and sub-advisory fees continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser and the Sub-Adviser.

Profitability. The Board received the financial statements of the Adviser and the Sub-Adviser and considered information related to the estimated profitability to the Adviser and the Sub-Adviser from their relationship with the Fund. Based upon the information provided, the Board concluded that any profits realized by the Adviser and the Sub-Adviser in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale. The Board considered the current net assets of the Fund and the Adviser’s commitment to limit total Fund operating expenses through at least October 28, 2019. The Board concluded that the investment advisory fee schedule for the Fund and the expense limitation reflect an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Investment Adviser and Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc., which acts as the Fund’s Distributor, as a result of the Adviser’s relationship with the Fund. The Board considered payments under the Fund’s Rule 12b-1 Plan to the Distributor. The Board noted that 40 the Distributor does not execute portfolio transactions on behalf of the Fund. The Board also considered that the Adviser does not use brokerage of the Fund to obtain third party research. The Board noted the Sub-Adviser’s statement regarding the potential for other risk advisory work for the Sub-Adviser as a result of its involvement with the Fund. The Board determined that the character and amount of other incidental benefits received by the Adviser, Austin Atlantic Capital Inc. and the Sub-Adviser were not unreasonable.

ADDITIONAL INFORMATION (continued)

June 30, 2019 (Unaudited)

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Agreements continue to be fair and reasonable and that continuation of the Agreements for the Fund is in the best interests of the Fund.

D. ADVISORY AGREEMENT RENEWAL FOR ULTRA SHORT MORTGAGE FUND AND LARGE CAP EQUITY FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Ultra Short Mortgage Fund and the Large Cap Equity Fund (each, a “Fund” and collectively, the “Funds”), and Austin Atlantic Asset Management Co. (the “Adviser”), at a meeting held on February 27, 2019 (the “Meeting”). The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received a report from the Adviser in advance of the Board meeting that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); performance information for the Funds; the advisory fees for the Funds as compared to fees charged by investment advisers to comparable funds; expenses of each Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser; any fall out benefits to the Adviser and its affiliates; and the Adviser’s compliance program.

In considering renewal of the Advisory Agreement for each Fund, the Board, at the Meeting, reviewed with the Adviser the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Adviser manages the Funds and knowing the relevant Fund’s investment advisory fees. In determining to renew the Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser to the Funds. The Board reviewed the experience and skills of the Adviser’s investment management teams. The Board noted that the portfolio manager for the Large Cap Equity Fund uses investment models, analytics and other tools licensed by the Adviser from System Two Advisors L.P. (“S2”) in the management of the Fund and is a dual employee of the Adviser and S2. At the Meeting, the Board considered and approved a proposal by the Adviser to terminate the dual employee structure and to engage S2 as a sub-adviser for the Fund. The Board noted that the same portfolio manager would continue to manage the Fund under the S2 sub-advisory agreement and the same investment models, analytics and other tools would be used in managing the Fund. The Board further noted that the engagement of S2 as a sub-adviser requires shareholder approval and that until shareholder approval can be obtained the current management of the Fund’s investment portfolio by the Adviser would continue unchanged. The Board considered information provided by the Adviser on the dual employee structure and discussed the structure with the Adviser.

The Board also considered the Adviser’s ability to manage investments that meet the specialized needs of the shareholders of the Ultra Short Mortgage Fund. The Board considered the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board additionally considered the oversight provided by the Adviser with respect to valuation of portfolio securities.

ADDITIONAL INFORMATION (continued)

June 30, 2019 (Unaudited)

The Board reviewed each Fund’s investment performance for the one-, three-, five- and ten-year periods ended Decem-ber 31, 2018 and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of each Fund’s respective benchmark index based on information and data provided by Foreside. The Board noted that actual performance comparisons for the Ultra Short Mortgage Fund were positively affected for the ten-year period as a result of litigation proceeds received by the Fund in 2013. Therefore, the Board also reviewed performance information for the Fund without the effect of the litigation proceeds. The Board considered whether investment results were consistent with each Fund’s investment objective and policies and noted that the Ultra Short Mortgage Fund limits its investments and investment techniques in order to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations while the peer universe of funds for the most part is not subject to such limitations.

With respect to the Ultra Short Mortgage Fund, the Board noted that the Fund’s performance, including the effect of the litigation proceeds in the ten-year period, was in the 4th quartile, 4th quartile, 4th quartile and 3rd quartile, respectively, of its peer universe for the one-, three-, five- and ten-year periods ended December 31, 2018. The Board also noted that without the litigation proceeds the Fund’s performance was estimated to continue to be in the 3rd quartile for the ten-year period ended December 31, 2018. The Board noted that the Ultra Short Mortgage Fund outperformed its applicable benchmark over the ten-year period and underperformed the benchmark over the one-, three- and five-year periods, in all cases both with and without the effects of the litigation proceeds. The Board discussed with the Adviser the circumstances contributing to the Fund’s relative underperformance.

With respect to the Large Cap Equity Fund, the Board noted that the Fund’s performance was in the 3rd, 1st, 3rd and 4th quartiles, respectively, of its peer universe for the one-, three-, five- and ten-year periods ended December 31, 2018 and that the Fund underperformed its benchmark in each period. The Board discussed the Fund’s performance with the Adviser. The Board noted the improved relative performance of the Fund since the portfolio management of the Fund was transitioned to the new portfolio manager using investment models, analytics and other tools licensed by the Adviser from S2 on January 1, 2016, including that the Fund performed in the 1st quartile of the peer universe over that three-year period and also performed in line with its benchmark during the same period.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed each Fund’s contractual investment advisory fees and total net expense ratios. The Board received information, based upon Morningstar data comparing each Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Large Cap Equity Fund’s contractual investment advisory fees were below the average and the median of the applicable peer group. Although above the average and the median of its peer group, the Board concluded that the contractual investment advisory fees for the Ultra Short Mortgage Fund were within a reasonable range. The information provided to the Board showed that, each Fund’s total net expense ratio was within the 4th quartile of the applicable peer group for the Ultra Short Mortgage Fund and the Large Cap Equity Fund (Class AMF). The Board noted that the higher total net expense ratios for the Funds could be attributed to the declining assets of the Funds and considered ongoing efforts by the Adviser and Foreside to reduce Fund expenses. The Board received information on voluntary fee waivers and noted that each Fund is currently benefiting from voluntary fee waivers. The Board noted that the Adviser indicated its intention to continue the current voluntary fee waivers with respect to the Ultra Short Mortgage Fund (for Rule 12b-1 fees) and the Large Cap Equity Fund (for investment advisory fees). On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing each Fund continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser.

Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Funds. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Funds were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Board noted that the investment advisory fee structure is comprised of breakpoints for each Fund. The Board also considered the current net assets of each Fund. The Board concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

ADDITIONAL INFORMATION (continued)

June 30, 2019 (Unaudited)

Other Benefits to the Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc., which acts as the Funds’ Distributor, as a result of the Adviser’s relationship with the Funds. The Board considered payments under the Funds’ Rule 12b-1 Plan to the Distributor. The Board noted that the Distributor does not execute portfolio transactions on behalf of the Funds. The Board also considered that the Adviser does not use brokerage of the Funds to obtain third party research. The Board determined that the character and amount of other incidental benefits received by the Adviser and Austin Atlantic Capital Inc. were not unreasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for each Fund is in the best interests of the Fund.

E. SUB-ADVISORY AGREEMENT APPROVAL FOR LARGE CAP EQUITY FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Austin Atlantic Asset Management Co. (the “Adviser”), the investment adviser to the Large Cap Equity Fund (the “Fund”) and System Two Advisors L.P. (“S2”), at a meeting held on February 27, 2019 (the “Meeting”). The Board determined that the approval of the Sub-Advisory Agreement is in the best interests of the Fund in light of the nature, quality and extent of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

The Board considered the Sub-Advisory Agreement in connection with the Adviser’s proposal to transition the management of the Fund to a sub-advisory relationship with S2. Currently the portfolio manager for Fund uses investment models, analytics and other tools licensed by the Adviser from S2 in the management of the Fund and is a dual employee of the Adviser and S2. The Adviser initially determined to employ a dual employee and licensing structure for its management of the Fund in 2016 following the retirement of the Fund’s long-time portfolio manager rather than a sub-advisory relationship because, at the time, S2 was a relatively new investment advisory firm and S2 did not have experience managing funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The dual employee structure gave the Adviser greater oversight of the portfolio management team. At the Meeting, the Adviser proposed to now enter into the Sub-Advisory Agreement with S2 because S2 has matured as an investment advisory firm over the past three years and has become financially stable. In addition, the portfolio manager has gained experience with the day-to-day management of a registered mutual fund. The Adviser indicated its belief that it is appropriate at this time to transition to a more conventional sub-advisory relationship with S2, which will make it easier to describe the Fund’s management structure to potential investors and investors will be able to focus more on S2’s investment models, analytics and other tools and the performance that has been generated for the Fund using those models, analytics and tools since January 1, 2016.

In reviewing the Sub-Advisory Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received separate reports from the Adviser and S2 in advance of the Meeting that, among other things, outlined the services to be provided by S2 to the Fund (including the relevant personnel responsible for these services and their experience); performance information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisors to comparable funds; the potential for economies of scale, if any; financial data on S2; any fall out benefits to S2; and the Adviser’s and S2’s compliance programs.

In considering approval of the Sub-Advisory Agreement for the Fund, the Board, at the Meeting, reviewed with the Adviser and S2 the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, S2, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Sub-Advisory Agreement is expected to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board, in its judgment, had received sufficient information to approve the Sub-Advisory Agreement. In determining to approve the Sub-Advisory Agreement for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

ADDITIONAL INFORMATION (continued)

June 30, 2019 (Unaudited)

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services expected to be provided by S2 to the Fund under the Sub-Advisory Agreement. The Board noted that S2 would be responsible for managing the Fund’s investment portfolio. The Board noted that the same portfolio manager currently responsible for the management of the Fund would continue to manage the Fund using the same investment models, analytics and other tools. The Board reviewed the experience and skills of S2’s management team, including the portfolio manager. At the Meeting, the Board received a presentation from the Chief Executive Officer of S2 on the services and capabilities of S2 and were able to ask questions. The Board considered the compliance program established by S2 and the level of compliance attained by S2 and discussed with S2’s Chief Executive Officer recent enhancements and improvements made to the compliance program.

The Board reviewed the Fund’s investment performance for the one- and three-year periods ended December 31, 2018, which covered periods since the management of the Fund was transitioned from the prior portfolio manager to the current portfolio manager using investment models, analytics and other tools licensed by the Adviser from S2, and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark based on information and data provided by Foreside. The Board noted that the Fund’s performance was in the 3rd and 1st quartile, respectively, of its peer universe for the one-and three-year periods ended December 31, 2018 and that the Fund underperformed its benchmark in each period. However, the Board noted that the relative performance of the Fund has improved since the portfolio management of the Fund was transitioned to the new portfolio manager using the investment models, analytics and other tools licensed by the Adviser from S2.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services to be provided to the Fund by S2 under the Sub-Advisory Agreement are expected to be satisfactory.

Fees. The Board considered the sub-advisory fee rate payable under the Sub-Advisory Agreement, noting that the sub-advisory fee would be paid by the Adviser from its investment advisory fee. The Board also reviewed the Fund’s investment advisory fee rate. The Board received information, based upon Morningstar data, comparing the Fund’s contractual investment advisory fees to the contractual investment advisory fees of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were below the average and the median of the applicable peer group. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee for the Fund was reasonable in light of the nature, quality and extent of services expected to be provided by S2.

Profitability. The Board received financial information for S2 and considered information related to the estimated profitability to S2 from its relationship with the Fund. Based upon the information provided and the current size of the Fund, the Board concluded that any profits to be realized by S2 in connection with the management of the Fund were not expected to be unreasonable at this time.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale. The Board considered the current net assets of the Fund and noted that the investment advisory fee rate includes break points. The Board concluded that the investment advisory fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to S2. The Board considered other potential benefits to be derived by S2 from its relationship with the Fund, noting that S2 does not expect to use soft dollars in the management of the Fund. The Board noted S2’s statement regarding the potential for other separately managed accounts for S2 using a similar investment process as the Fund as a result of its involvement with the Fund. The Board determined that the character and amount of other incidental benefits that may be received by S2 were not unreasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement for the Fund is in the best interests of the Fund.

OTHER INFORMATION:

The Adviser or Sub-adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser or Sub-adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during year ended June 30, 2019, are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at www.sec.gov.

ADDITIONAL INFORMATION (concluded)

June 30, 2019 (Unaudited)

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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DISTRIBUTOR

Austin Atlantic Capital Inc.

1 Alhambra Plaza, Suite 100

Coral Gables, FL 33134

ADVISER

Austin Atlantic Asset Management Company

1 Alhambra Plaza, Suite 100

Coral Gables, FL 33134

SUB-ADVISER FOR AAAMCO ULTRASHORT FINANCING FUND

Treesdale Partners, LLC

1325 Avenue of the Americas, Suite 2302

New York, NY 10019

SUB-ADVISER FOR LARGE CAP EQUITY FUND

System Two Advisors, L.P.

47 Maple Street, Suite 303A

Summit, NJ 07901

FINANCIAL ADMINISTRATION AND TRANSFER AND DIVIDEND AGENT

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60601

LEGAL COUNSEL

Vedder Price P.C.

222 North LaSalle Street

Chicago, IL 60601

CUSTODIAN

Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC

Three Canal Plaze, Suite 100

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. 1350

Euclid Ave., Suite 800

Cleveland, OH 44115

AMF-ANN-0619

Item 2.  Code of Ethics.

(a)  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)  During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)        Audit Fees. Audit fees totaled $93,000 and $83,000 in fiscal years 2019 and 2018 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-CEN.

(b)        Audit-Related Fees. There were no audit related fees billed in fiscal years 2019 and 2018.

(c)        Tax Fees. Fees for tax compliance and review services totaled $15,000 and $15,000 in fiscal years 2019 and 2018, respectively.

(d)        All Other Fees. There were no other fees in fiscal years 2019 and 2018.

(e)(1)   Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2019 0% 2018 0%

(f)	Not applicable

(g)	2019 $15,000 2018 $15,000

(h)        The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5.  Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

(a)        The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)        The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Asset Management Fund

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David Bunstine
David Bunstine
President

Date: September 5, 2019

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: September 5, 2019